                                                                   Exhibit 10.53

                               EIGHTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Eighth Amendment") is made as of the 8th day of October, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to Purchase and Sale Agreement, on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement, on September 24 (but dated September 22, 2003), Seller and Purchaser entered into a Third Amendment to Purchase and Sale Agreement, on September 25, 2003, Seller and Purchaser entered into a Fourth Amendment to Purchase and Sale Agreement, on September 26, 2003, Seller and Purchaser entered into a Fifth Amendment to Purchase and Sale Agreement, October 2, 2003, Seller and Purchaser entered into a Sixth Amendment to Purchase and Sale Agreement and on October 7, 2003, Seller and Purchaser entered into a Seventh Amendment to Purchase and Sale Agreement (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. The Due Diligence Period has expired and Purchaser has waived its right to terminate the Agreement pursuant to Section 3 and the penultimate paragraph of Section 7 of the Agreement.

     2. Provided Purchaser first delivers to the Seller evidence that it has in effect commercial general liability insurance that names the Seller as an additional insured, Purchaser, through a Connecticut licensed environmental professional ("LEP"), shall be entitled to conduct up to six (6) subsurface tests on the Premises in the location on or around which a subsurface investigation was conducted by Marin Environmental Inc. in August 1998, which location is generally referred to as being on "a portion of the former Acme Packaging Corporation (formerly 1303 Corbin Avenue)" as more fully described in the environmental report described in Section 14(a)(xvi) of the Purchase and Sale

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Agreement. Purchaser agrees to repair any damage to the Premises caused in connection with such testing and to restore the Premises to substantially its present condition. If as a result of the testing, a form filing is required under the Connecticut Transfer Act, Section 22a-134 et seq. of the Connecticut General Statutes, as it may be amended (the "Act"), then (a) Purchaser, at its sole cost and expense, agrees to be the "Certifying party" and to be responsible for compliance with all aspects and requirements of the Act, including without limitation, the preparation and filing of all required documents and forms and the conducting of any and all investigations, remediation, and post-remediation monitoring required by any approved plan of action resulting from any such filing; (b) Seller shall sign any forms required under the Act solely in its capacity as transferor of the Premises and otherwise reasonably cooperate, at Purchaser's cost, with respect to the foregoing; and (c) Purchaser agrees to defend and hold Seller its successors or assigns harmless from any and all claims, damages, losses, liabilities and expenses incurred in connection with any of Purchaser's obligations hereunder. The terms and provisions of this paragraph shall survive the Closing hereunder.

     3. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     4. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     5. This Eighth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.


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     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                        INLAND REAL ESTATE ACQUISITIONS, INC.


                                        By: /s/ G. Joseph Cosenza
                                           ----------------------
                                                G. Joseph Cosenza
                                           Its  President


                                        DAM NB, LLC

                                        By: /s/ David A. Mack
                                            ------------------------------
                                                David A. Mack, Its Manager

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                                    EXHIBIT B

                              CONSULTING AGREEMENT

     THIS AGREEMENT made as of the 7th day of October, 2003 by and between DAVID A. MACK PROPERTIES, LLC ("Manager") AND INLAND MID-ATLANTIC MANAGEMENT CORP. ("Consultant").

                                    RECITALS

A. DAM NB LLC ("Owner") is the record, equitable and beneficial owner of those certain parcels of real property, and certain improvements located thereon, known as CorWest Plaza as further described on EXHIBIT A annexed hereto and made a part hereof (which, together with all tangible and intangible personal property owned by Owner located on or in or used in connection with or pertaining to such real property and improvements, shall hereinafter be referred to as the "Property").

B. Manager is the property manager of the Property pursuant to a Management Agreement dated as of May 29, 2003 (the "Management Agreement").

C. Consultant and Manager desire to set forth their understanding and agreement with respect to Consultant providing certain services in connection with the management of the Property.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Consultant and Manager agree as follows:

                                    ARTICLE I

     CONSULTING RETAINMENT. Manager hereby retains Consultant to provide the services provided for herein, and Consultant hereby agrees to be so retained.

                                   ARTICLE II

     TERM OF AGREEMENT. The term of this Agreement shall commence October 7, 2003 and continue until the earlier of (a) the closing of the sale of the Property from Owner to Inland Real Estate Acquisitions, Inc. ("Inland") or its assignee or nominee, or (b) the date on which the Purchase and Sale Agreement dated August 22, 2003, as amended, between Owner and Inland terminates.

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                                   ARTICLE III

     (a) COLLECTION OF FUNDS. Consultant shall collect, in Owner's name, rent and other sums payable by tenants in accordance with leases or rental agreements between Owner and tenants of the Property and shall pay all expenses of the Property that have been approved by Manager.

     (b) REPAIRS. Consultant shall consult with Manager as to necessary repairs and alterations to the Property.

     (c) SERVICE CONTRACTS. Consultant shall consult with Manager as to any necessary contracts for services and utilities to assure that the Property shall remain in good condition and properly operating.

     (d) EMPLOYEES. All persons employed in the operation of the Property shall be employees of Manager in accordance with the terms of the Management Agreement.

     (e) OPERATING ACCOUNT. All funds received by Consultant for or on behalf of Owner and Manager shall be deposited in a bank in a special federally insured account maintained by Manager for the deposit of funds of Owner and not mingled with the funds of Consultant. All funds in such account shall at all times be and remain the property of Owner. Manager and Consultant shall together establish a reasonable procedure for Consultant to be able to pay the expenses of the Property in accordance with this Agreement. The balance of the funds received by Consultant after payment of the expenses of the Property and Consultant's compensation as described in paragraph (f) shall be payable to Owner pursuant to instructions Owner shall provide to Consultant.

     (f) COMPENSATION. Consultant's compensation for its services under this Agreement shall be Four and One Half Percent (4 1/2%) of gross receipts received from the Property during the term of this Agreement. Consultant may deduct its fee from the gross receipts collected. Gross receipts shall include rent (base, fixed, percentage, common areas maintenance and otherwise) and all other sums relating to the Property collected from any source whatsoever and all such rent and other sums collected for the month of October, 2003 (regardless of whether collected on or after the date of this Agreement). Consultant and Manager agree that as of the execution of this Agreement, this is fair compensation for the duties to be performed by Consultant.

                                   ARTICLE IV

     (a) DUTIES OF MANAGER. Manager shall perform all duties imposed upon Manager under the Management Agreement, other than those duties imposed upon Consultant under this Agreement.

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     (b)  MANAGER'S INDEMNIFICATION. Manager agrees:

          1. To hold and save Consultant free and harmless from any damage or injuries to persons or property which is wholly occasioned by the intentional or grossly negligent act of Manager.

          2. In connection with the foregoing indemnity, to defend promptly and diligently, at Manager's sole expense, any claim, action or proceeding brought against Consultant or Manager and Consultant, jointly and severally, arising out of or connected with any such damage or injuries for which Manager has agreed to indemnify Consultant from any judgment, loss or settlement on account thereof.

     (c)  CONSULTANT'S INDEMNIFICATION. Consultant agrees:

          1. To hold and save Manager free and harmless from any damage or injuries to persons or property which is wholly occasioned by the intentional or grossly negligent act of Consultant.

          2. In connection with the foregoing indemnity, to defend promptly and diligently, at Consultant's sole expense, any claim, action or proceeding brought against Manager or Consultant and Manager, jointly and severally, arising out of or connected with any such damage or injuries for which Consultant has agreed to indemnify Manager from any judgment, loss or settlement on account thereof.

                                    ARTICLE V

     DEFAULT. In the event either Consultant or Manager shall fail in any material respect to discharge its duties substantially in the manner provided, then the other party may give written notice of such default to the defaulting party and the defaulting party shall have the right to cure such default within a reasonable time not exceeding ten (10) days, if such default is reasonably capable of being cured within ten (10) days or within such longer period of time as shall be required to cure such default, provided that (i) commencement of such cure occurs within ten (10) days from the date of receipt of such notice of default and (ii) such cure is diligently pursued thereafter.

                                   ARTICLE VI

     (a) BANKRUPTCY AND INSOLVENCY. In the event a petition in bankruptcy is filed by or against either Consultant or Manager or in the event that either shall make an assignment for the benefit of creditors or take advantage of any insolvency act, the other party hereto may immediately terminate this Agreement by written notice. Remedies set

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

forth hereinabove shall be in addition to and shall not exclude any other remedy available under applicable law to the parties hereto.

     (b) INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Consultant is and will be an independent contractor in the performance of this Agreement. No provision hereunder shall be intended to create a partnership or joint venture with respect to the Property or otherwise.

     (c) NOTICE. Any notice required or permitted under this Agreement shall be mailed by certified mail, return receipt requested, addressed as follows:

            To Consultant:    Inland Mid-Atlantic Management Corp.
                              2901 Butterfield Road
                              Oak Brook, IL 60523
                              Attn: JoArme Arments

            To Manager:       Mr. David A. Mack
                              David A. Mack Properties, LLC
                              30 Jelliff Lane
                              Southport, Connecticut 06890

or to such other address as may be specified from time to time by either party by notice in writing.

     (d) ASSIGNMENT. All of Consultant's rights and duties under this Agreement are personal to it and none of them may be assigned or delegated or in any other manner transferred by voluntary act, operation of law or otherwise.

     (e) SUCCESSORS AND AMENDMENT. All terms and conditions of this Agreement shall be binding upon the parties hereto and their respective successors and assigns. This Agreement may not be modified or amended, except by written agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                        CONSULTANT:
WITNESS:                                INLAND MID-ATLANTIC
                                        MANAGEMENT CORP.


/s/ [ILLEGIBLE]                         By: /s/ [ILLEGIBLE]
------------------------------              ---------------------------

                                        MANAGER:
WITNESS:                                DAVID A. MACK PROPERTIES, LLC


/s/ [ILLEGIBLE]                         By: /s/ David A. Mack
------------------------------              ---------------------------

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                        EXHIBIT A TO CONSULTING AGREEMENT

                              SEVENTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Seventh Amendment") is made as of the 7th day of October, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to Purchase and Sale Agreement, on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement, on September 24 (but dated September 22, 2003), Seller and Purchaser entered into a Third Amendment to Purchase and Sale Agreement, on September 25, 2003, Seller and Purchaser entered into a Fourth Amendment to Purchase and Sale Agreement, on September 26, 2003, Seller and Purchaser entered into a Fifth Amendment to Purchase and Sale Agreement and on October 2, 2003, Seller and Purchaser entered into a Sixth Amendment to Purchase and Sale Agreement (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. The Due Diligence Period for environmental conditions and issues relating to the CVS parcel shall be extended from 5:00 p.m. eastern daylight time on October 7, 2003 to 4:00 p.m. eastern daylight time on October 8, 2003.

     2. Purchaser agrees to amend, and shall cause Inland Mid-Atlantic Management Corp. ("Consultant") to execute an amendment to, Article III(f) of the Consulting Agreement dated October 7, 2003 between Seller and Consultant to provide that for the month of October and the month of the Closing, Consultant's compensation shall be pro rated as follows: (a) compensation for the month of October shall be based on the number of days in October between the expiration of the due diligence period described in Paragraph 1 of this Seventh Amendment and October 31 and (b) compensation for the month of the Closing shall be based on the number of days and gross receipts collected from the first of the month to the Closing Date. For example, if

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the due diligence period in Paragraph 1 of this Seventh Amendment expires on
October 8, 2003, Consultant shall be entitled to 23/31 of 4.5% of gross receipts for October and if the Closing occurs on January 6, 2004, Purchaser shall be entitled to 5/31 of 4.5% of the gross receipts collected through January 5, 2004.

     3. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     4. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     5. This Seventh Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

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     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals of the day and year first above written.

                                        INLAND REAL ESTATE ACQUISITIONS, INC.


                                        By: /s/ G. Joseph Cosenza
                                            --------------------------------
                                                G. Joseph Cosenza
                                                Its  President


                                        DAM NB, LLC

                                        By: /s/ David A. Mack
                                           ---------------------------------
                                                David A. Mack, Its Manager

                               SIXTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Sixth Amendment") is made as of the 2nd day of October, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to Purchase and Sale Agreement, on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement, on September 24 (but dated September 22, 2003), Seller and Purchaser entered into a Third Amendment to Purchase and Sale Agreement, on September 25, 2003, Seller and Purchaser entered into a Fourth Amendment to Purchase and Sale Agreement, and on September 26, 2003, Seller and Purchaser entered into a Fifth Amendment to Purchase and Sale Agreement, (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. The Due Diligence Period has expired and Purchaser has waived its right to terminate the Agreement pursuant to Section 3 of the Agreement except for environmental conditions and issues relating to the CVS parcel for which Purchaser shall have until 5:00 p.m. eastern daylight time on October 7, 2003 to review.

     2. The Survey and Title Commitment referenced in Section 7 of the Agreement have been delivered to Purchaser and Purchaser has no objections to the Survey and the only objections to the Title Commitment are the removal of the liens to Seller's mortgagee, M&T Bank as of the Closing. Attached hereto as EXHIBIT C is a pro forma title insurance policy for the Premises, including title endorsements (the "Pro Forma"). As provided in Section 4(b) of the Agreement, issuance of the Title Policy is a condition to Closing. Seller and Purchaser agree that, in order to satisfy the foregoing condition, the Title Policy issued by the Title Insurer shall comply with and be in the form and substance of the Pro Forma.

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     3.   Seller agrees to use reasonable efforts to obtain an estoppel certificate substantially in the form attached hereto as EXHIBIT A dated no earlier than 45 days prior to the Closing, from the owner of the ACME Property described in a Declaration of Easements, Covenants and Restrictions by and between Acme Packaging Corporation and NB Realty Corp. dated February 5, 1999 and recorded in Volume 1297 at Page 44 of the New Britain Land Records.

     4.   (a)    As of the date of this Agreement, Rent-A-Center East, Inc., successor-in-interest to Rentown, LLC ("Rentown"), a tenant at the Property, has elected to contract, as of April 30, 2004, its demised premises by 988 square feet, the location of which space is depicted on Exhibit A to the First Amendment of Lease dated February 15, 2001 (the "Vacant Space"). At Closing, Seller will establish an escrow (the "Vacancy Escrow") for the Vacant Space in the amount of $34,786 (the "Vacancy Funds"). At Closing, Seller shall also pay into escrow the amount of $17,784 which Seller and Purchaser agree is the estimated cost to perform all work necessary to cause the Vacant Space to be physically demised from the remaining Rentown space and to be in a so-called "vanilla-box" condition (i.e., building standard lights, ceiling, floors, doors, walls, washrooms, etc.) and for leasing commissions, fees and other compensation which may be payable to any persons, brokers, firms or other parties in connection with the procurement of a Qualified Replacement Leases for the Vacant Space during the Vacancy Term (the "Vanilla Box and Leasing Commission Funds").

          (b) Commencing on May 1, 2004, and on the first business day of each month thereafter, an amount equal to $1,743.80 shall be paid to Purchaser, until all Vacancy Funds have been disbursed in accordance with the terms of this
Section 4 (the "Monthly Disbursement"). If a Qualified Replacement Lease (hereinafter defined) is consummated for any portion of the Vacant Space (such space to which such Qualified Replacement Lease applies to be hereinafter referred to as the "Leased Vacant Space"), then Seller shall be entitled to receive a disbursement from the Vacancy Escrow, as of the date that the tenant under such Qualified Replacement Lease first begins paying rent, in an amount equal to then remaining funds in the Vacancy Escrow, multiplied by a fraction, the numerator of which shall be the floor area of the applicable Leased Vacant Space, and the denominator of which shall be the floor area of the Vacant Space immediately prior to the consummation of the applicable Qualified Replacement Lease. Such disbursement shall be made to Seller on the next day after the Qualified Replacement Lease is consummated upon which a Monthly Disbursement shall be made to Purchaser. If there is any period of time between the date when rent is first payable under a Qualified Replacement Lease and the date which the Qualified Replacement Lease is deemed consummated, the Monthly Disbursements attributable thereto shall be held in escrow until the Qualified Replacement Lease is deemed consummated, at which point such amounts shall be disbursed to Seller. Also, upon the consummation of a Qualified Replacement Lease for less than all of the Vacant Space, the amount of the Monthly Disbursement shall be adjusted to be the amount of funds remaining in the Vacancy Escrow after payment of the disbursement to Seller, divided by the remaining number of months (or fraction thereof) in the Vacancy Term (as hereinafter defined). For the purposes hereof, the term "Qualified Replacement Lease" shall be deemed consummated when a lease of any portion of the Vacant Space (A) with a bona fide third party tenant which has accepted the premises without qualification, is in possession of the applicable premises, is open to the public, and is paying full rent, including, without limitation, any pass-throughs set forth in such lease, (B) for which Purchaser has approved the terms and conditions, (C) with a tenant whose use and credit have been approved by Purchaser, and whose use otherwise does not conflict with or violate any exclusive right granted any other tenant of the Property or any use prohibited by Purchaser or the owner of the Property, (D) with respect to which demised space a final certificate of occupancy has been issued or a temporary certificate of occupancy has been issued that is reasonably acceptable to Purchaser, (E) with respect to which an estoppel certificate has been executed by the tenant stating that all tenant allowances have been paid in full, that the tenant is not entitled to any further tenant allowances, credits, concessions or free rent periods, that the term of the lease has commenced, and that the lease is in full force and effect and neither landlord nor tenant are in default of the lease, and (F) with respect to which reasonable evidence has been provided to Purchaser that any leasing commission has been paid in full. Additionally, all Qualified Replacement Leases must be so-call net (as opposed to gross) leases, and must be on a form of lease approved by Purchaser. For the purposes hereof, the term "Vacancy Term" shall mean the period from May 1, 2004 until the second anniversary of the Closing. Purchaser shall be obligated to pay for any and all (i) fit out of tenant space necessary to release Vacant Space during the Vacancy Term, (ii) rental concessions payable with respect to any Qualified Replacement Lease for Vacant Space entered into during the Vacancy Term, and (iii) leasing commissions, fees and other compensation payable to any persons, brokers, firms or other parties in connection with the procurement of Qualified Replacement Leases for Vacant Space during the Vacancy Term (collectively, the "Leasing Costs"); provided, however, that Purchaser shall be entitled to use the Vanilla Box and Leasing Commission Funds to pay for any Leasing Costs as and when such Leasing Costs become due and payable and regardless of whether the applicable lease satisfies, as of the date of payment, the conditions of a Qualified Replacement Lease. Additionally, pursuant to the terms of the Rentown lease, the landlord is required to construct a demising wall between the Vacant Space and Rentown's remaining demised premises. Purchaser shall have the right to use the Vanilla Box and Leasing Commission Funds to pay for the cost and expense of constructing such demising wall. Any portion of the Vanilla Box and Leasing Commission Funds that is remaining after payment in full of the costs in (i), (ii) and (iii) above (the "Remaining Funds") shall be paid to Purchaser.

          (c) From and after the Closing Date, Seller shall have the right, subject to Purchaser's requirements, restrictions, rules and regulations, to market and advertise the Vacant Space for lease; provided, however, that Seller shall in no event have any power or authority to execute any lease or otherwise bind Purchaser (or the owner of the Property). Seller shall indemnify Purchaser and the owner of the Property for any loss, liability, damage, cost or expense (including, without limitation, court costs and reasonable attorneys' fees) suffered or incurred by Purchaser or such owner in connection with or on account of Seller's (i) demising the Vacant Space from the remaining Rentown space, and
(ii) marketing and advertising the Vacant Space for lease, including, without limitation, Seller's or its agents' or representatives' entry upon the Property to show any portion of the Vacant Space. Additionally, prior to entering upon the Property from and after the Closing Date, Seller, its agents and representatives shall provide Purchaser and the owner of the Property with an original certificate evidencing that such parties have in full force and effect a comprehensive general liability insurance policy (which may be a part of Seller's blanket insurance policy) insuring on an occurrence basis against claims for bodily injury (including death) and/or property damage, and specifically endorsed to include coverage for contractual liability, independent contractors and broad form property damage, having a minimum limit of one million dollars ($1,000,000) per occurrence, combined single limit, and naming Purchaser, the owner of the Property (if different than Purchaser) and any other parties designated by Purchaser as an additional insured, Seller shall keep such insurance in effect throughout the period when Seller is entering the Property under this subsection(c).

          (d) At Closing, the parties will enter into a mutually acceptable escrow agreement with the Title Insurer, as escrow agent, incorporating the terms, conditions and obligations of the Vacancy Escrow and Vanilla Box and Leasing Commission Escrow set forth in this Section 4. Any and all funds remaining in the Vacancy Escrow and Vanilla Box and Leasing Commission Escrow at the end of the Vacancy Term shall be disbursed and paid to Purchaser.

     5.   Section 14(a)(v) is amended to add the following sentence thereto:
"There are no Contracts affecting the Premises to which Seller is a named party."

     6. Upon Purchaser's written request no later than thirty (30) days prior to the Closing, Seller will notify Stop and Shop t that effective on the Closing Date, neither Stop and Shop or its contractors should perform any services at the Shopping Center other than to Stop and Shop's demised premises.

     7. Simultaneously with the execution of this Sixth Amendment, affiliates of Seller and Purchaser shall enter into the consulting agreement attached hereto as EXHIBIT B (the "Consulting Agreement"). If the Closing does not occur for any reason other than Seller default, Purchaser shall immediately repay to Seller all fees paid to the Consultant under the Consulting Agreement.

     8. Seller agrees, at its cost and expense, to have the benefit of the Single Ply Systems (3 roof warranties for the CVS, Retail A and Retail B buildings, respectively) and Solar Seal Company warranties extended and/or assigned to Inland Southeast New Britain, L.L.C.

     9. Section 6 of the Agreement is amended to add the following subsections:

          (w) A notice addressed to the guarantor of the Stop and Shop lease of the transfer of ownership of the property and of the assignment of such guarantor's guaranty; and

          (x) An original of the August 21, 2003 letter signed by Stop and Shop in which it waived its rights to buy the property in satisfaction of Section 34 of the Agreement. Purchaser acknowledges having received a copy of the letter by facsimile on August 27, 2003.

     10. Section 14(a)(xii) is amended to add "except with respect to the signs" before the words "are presently used and operated in compliance with all Licenses, all Legal Requirements." Seller agrees to use commercially reasonable efforts to obtain, at its cost and expense, a variance that would permit the tenants on Parcel B that are listed on the CVS sign to be listed on the CVS sign and CVS to be listed on the West Main Street pylon sign.

     11.  (a)    Section 4(b) is amended by adding a new subparagraph (vi) as follows:

          "(vi) Delivery to the Purchaser not less than three (3) days prior to the Closing Date, of copies of executed lease amendments, estoppel letters or other written agreements (the "Tenant CAM Document") from all tenants of the Premises other than Stop and Shop which, in either event, shall include an acknowledgement by tenant that (x) its pro rata share for taxes is ___% based on the square footage of the buildings located only on its respective parcel (which buildings have an aggregate square footage of 26,150 or 88,861) and the real estate tax bill attributable to such parcel and (y) its pro rata share for common area maintenance expenses and insurance premiums and costs is ___% based on the square footage of the buildings of the entire shopping center complex (which buildings have an aggregate square footage of 115,011) and not just its parcel and the common area maintenance expenses and insurance premiums and costs incurred by the landlord or is designee(s) relating to the entire shopping center complex (collectively, the "Required Language"). The Required Language must confirm that each tenant's pro rata share for taxes and for common area maintenance expenses and insurance premiums and costs is at least the percentage as set forth on EXHIBIT D to that certain Sixth Amendment to Purchase and Sale Agreement dated October 2, 2003, between Seller and Purchaser (the "Sixth Amendment").

          (b) The last paragraph of Section 4(b) is further amended by adding to the beginning of the first sentence "Except with respect to a failure to satisfy the condition precedent set forth in subsection (b)(vi) above..." and by adding the following language to the end of that paragraph:

          "Notwithstanding the foregoing, if the condition precedent set forth in subsection (b)(vi) is not satisfied for any tenant, then Purchaser shall not have the option to terminate this Agreement. In such event, at Closing, Seller will establish an escrow (the "Tenant CAM Escrow") to be held and disbursed as hereinafter set forth. The Tenant CAM Escrow shall be in an amount determined by dividing 7.428% (the "Cap Rate") into the amount determined by taking the square footage of the tenant(s) for whom Seller did not deliver a Tenant CAM Document divided by 115,011 and multiplied by $140,000 (the "Tenant CAM Funds"). For the period from the Closing until (and including) December 31, 2005 (the "Tenant CAM Term"), if after using commercially reasonable effort (which shall not require Purchaser to sue or file suit against any tenant), Purchaser suffers a Loss, as hereinafter defined, then Purchaser shall be entitled to that amount of the Tenant CAM Funds that is equal to the Loss divided by the Cap Rate, which shall be paid as hereinafter provided. For example, if Seller does not deliver a Tenant CAM Document for a tenant leasing 5,000 square feet, the Tenant CAM Escrow Funds would equal $81,938 determined as follows:[(5,000/115,011) x $140,000] = $6,086.37 which is divided by .07428. If during the Tenant CAM Term, it is determined that the Loss to Purchaser is $1,000 annually, then Purchaser will be entitled to $13,463 (1,000/.07428) from the Tenant CAM Escrow and the remainder of the Tenant CAM Escrow, $68,475 plus interest earned, shall be paid to Seller. A Loss shall mean the annual amount of any damage, liability, loss, cost or expense, or so-called "leakage," actually realized by Purchaser in reimbursement of common area maintenance expenses, insurance premiums and costs on account of (x) any tenants being billed for their pro rata shares at percentages less than the respective percentages set forth in Exhibit A attached to the Sixth Amendment (y) Landlord's inability to include the expenses of Parcel B on EXHIBIT A (including the costs and expenses of Stop & Shop, as Landlord's so-called designee or otherwise, incurred in connection with providing common area maintenance to Parcel B or any portion thereof) in Landlord's common area maintenance expenses billed to CVS, and/or (z) Landlord's inability to include the expenses of Stop and Shop, as Landlord's so-called designee or otherwise, in Landlord's common area maintenance expenses billed to the tenants on Parcel B on EXHIBIT A other than Stop and Shop. The parties will enter into a mutually acceptable escrow agreement with the Title Insurer, as escrow agent, incorporating the terms, conditions and obligations of the Tenant CAM Escrow. In January of 2006, Purchaser shall issue a notice to the Title Insurer and Seller, stating its good faith determination of the amount of the Loss, if any, and the amount to which it is entitled under the terms of this paragraph, and the Title Insurer shall disburse such amount to Purchaser. Subject to disbursement of any amounts payable to Purchaser pursuant to this paragraph, any and all funds remaining in the Tenant CAM Escrow at the end of the Tenant CAM Term shall be disbursed to Seller."

          (c) Section 4(b)(i) is amended by adding at the end thereof, the following language:

          "Notwithstanding the foregoing, Seller may not satisfy this condition (i.e. providing a Landlord Estoppel) with respect to any tenant who has not signed a Tenant CAM Document, as defined below, containing the Required Language, as defined below."

     12. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     13. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     14. This Sixth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.


                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                        INLAND REAL ESTATE ACQUISITIONS, INC


                                        By: /s/ G. Joseph Cosenza
                                            ------------------------------
                                                G. Joseph Cosenza
                                            Its President


                                        DAM NB, LLC

                                        By: /s/ David A. Mack
                                            ------------------------------
                                                David A. Mack, Its Manager

                                    EXHIBIT A
                              ESTOPPEL CERTIFICATE

[Date]

Inland Southeast New Britain, L.L.C.
2901 Butterfield Road
Oak Brook, Illinois 60523.

     Re: CorWest Plaza (the "Property") located at the corner of Corbin Avenue and West Main Street, New Britain, CT; Declaration of Easements, Covenants and Restrictions (the "Declaration") by and between Acme Packing Corporation and NB Realty Corp. dated February 5, 1999 and recorded in Volume 1297 at Page 44 of the New Britain Land Records

Ladies and Gentlemen:

     Please refer to the Declaration. All terms not otherwise defined in this certificate shall have the meanings ascribed to them in the Declaration. We, the undersigned, state, certify and confirm to Inland Southeast New Britain, L.L.C. (the "Purchaser") and its lenders, and their respective successors and assigns, as the prospective purchaser of the Property, part of which is described as the NB Property in the Declaration, the following:

          (i) the referenced Declaration is in full force and effect and has not been modified, except as follows:_____________________(if none, state "None");

          (ii) all obligations (including, without limitation, all obligations under Sections 2, 3 and 4 of the Declaration) to have been performed as of the date of this Estoppel Certificate by or on behalf of the owners of the NB Property (as defined in the Declaration) have been duly and fully performed;

          (iii) no parties to the Declaration are in default thereunder, and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default; and

          (iv) there are no existing disputes, and there have been no past disputes, regarding any matter relating to the Declaration or any party's compliance with the terms, provisions, covenants and conditions contained therein.

                                        ACME PACKAGING CORPORATION


                                        By:
                                           --------------------------

                                             Its

                                    EXHIBIT B

                              CONSULTING AGREEMENT

     THIS AGREEMENT made as of the 7th day of October, 2003 by and between DAVID
A. MACK PROPERTIES, LLC ("Manager") and INLAND MID-ATLANTIC MANAGEMENT CORP. ("Consultant").

                                    RECITALS

A. DAM NB LLC ("Owner") is the record, equitable and beneficial owner of those certain parcels of real property, and certain improvements located thereon, known as CorWest Plaza as further described on EXHIBIT A annexed hereto and made a part hereof (which, together with all tangible and intangible personal property owned by Owner located on or in or used in connection with or pertaining to such real property and improvements, shall hereinafter be referred to as the "Property").

B. Manager is the property manager of the Property pursuant to a Management Agreement dated as of May 29, 2003 (the "Management Agreement").

C. Consultant and Manager desire to set forth their understanding and agreement with respect to Consultant providing certain services in connection with the management of the Property.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Consultant and Manager agree as follows:

                                    ARTICLE I

     CONSULTING RETAINMENT. Manager hereby retains Consultant to provide the services provided for herein, and Consultant hereby agrees to be so retained.

                                   ARTICLE II

     TERM OF AGREEMENT. The term of this Agreement shall commence October 7, 2003 and continue until the earlier of (a) the closing of the sale of the Property from Owner to Inland Real Estate Acquisitions, Inc. ("Inland") or its assignee or nominee, or (b) the date on which the Purchase and Sale Agreement dated August 22, 2003, as amended, between Owner and Inland terminates.

                                   ARTICLE III

     (a) COLLECTION OF FUNDS. Consultant shall collect, in Owner's name, rent and other sums payable by tenants in accordance with leases or rental agreements between Owner and tenants of the Property and shall pay all expenses of the Property that have been approved by Manager.

     (b) REPAIRS. Consultant shall consult with Manager as to necessary repairs and alterations to the Property.

     (c) SERVICE CONTRACTS. Consultant shall consult with Manager as to any necessary contracts for services and utilities to assure that the Property shall remain in good condition and properly operating.

     (d) EMPLOYEES. All persons employed in the operation of the Property shall be employees of Manager in accordance with the terms of the Management Agreement.

     (e) OPERATING ACCOUNT. All funds received by Consultant for or on behalf of Owner and Manager shall be deposited in a bank in a special federally insured account maintained by Manager for the deposit of funds of Owner and not mingled with the funds of Consultant. All funds in such account shall at all times be and remain the property of Owner. Manager and Consultant shall together establish a reasonable procedure for Consultant to be able to pay the expenses of the Property in accordance with this Agreement. The balance of the funds received by Consultant after payment of the expenses of the Property and Consultant's compensation as described in paragraph (f) shall be payable to Owner pursuant to instructions Owner shall provide to Consultant.

     (f) COMPENSATION. Consultant's compensation for its services under this Agreement shall be Four and One Half Percent (4 1/2%) of gross receipts received from the Property during the term of this Agreement. Consultant may deduct its fee from the gross receipts collected. Gross receipts shall include rent (base, fixed, percentage, common areas maintenance and otherwise) and all other sums relating to the Property collected from any source whatsoever and all such rent and other sums collected for the month of October, 2003 (regardless of whether collected on or after the date of this Agreement). Consultant and Manager agree that as of the execution of this Agreement, this is fair compensation for the duties to be performed by Consultant.

                                   ARTICLE IV

     (a) DUTIES OF MANAGER. Manager shall perform all duties imposed upon Manager under the Management Agreement, other than those duties imposed upon Consultant under this Agreement.

     (b)  MANAGER'S INDEMNIFICATION. Manager agrees:

          1. To hold and save Consultant free and harmless from any damage or injuries to persons or property which is wholly occasioned by the intentional or grossly negligent act of Manager.

          2. In connection with the foregoing indemnity, to defend promptly and diligently, at Manager's sole expense, any claim, action or proceeding brought against Consultant or Manager and Consultant, jointly and severally, arising out of or connected with any such damage or injuries for which Manager has agreed to indemnify Consultant from any judgment, loss or settlement on account thereof.

     (c)  CONSULTANT'S INDEMNIFICATION. Consultant agrees:

          1. To hold and save Manager free and harmless from any damage or injuries to persons or property which is wholly occasioned by the intentional or grossly negligent act of Consultant.

          2. In connection with the foregoing indemnity, to defend promptly and diligently, at Consultant's sole expense, any claim, action or proceeding brought against Manager or Consultant and Manager, jointly and severally, arising out of or connected with any such damage or injuries for which Consultant has agreed to indemnify Manager from any judgment, loss or settlement on account thereof.

                                    ARTICLE V

     DEFAULT. In the event either Consultant or Manager shall fail in any material respect to discharge its duties substantially in the manner provided, then the other party may give written notice of such default to the defaulting party and the defaulting party shall have the right to cure such default within a reasonable time not exceeding ten (10) days, if such default is reasonably capable of being cured within ten (10) days or within such longer period of time as shall be required to cure such default, provided that (i) commencement of such cure occurs within ten (10) days from the date of receipt of such notice of default and (ii) such cure is diligently pursued thereafter.

                                   ARTICLE VI

     (a) BANKRUPTCY AND INSOLVENCY. In the event a petition in bankruptcy is filed by or against either Consultant or Manager or in the event that either shall make an assignment for the benefit of creditors or take advantage of any insolvency act, the other party hereto may immediately terminate this Agreement by written notice. Remedies set forth hereinabove shall be in addition to and shall not exclude any other remedy available under applicable law to the parties hereto.

     (b) INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Consultant is and will be an independent contractor in the performance of this Agreement. No provision hereunder shall be intended to create a partnership or joint venture with respect to the Property or otherwise.

     (c) NOTICE. Any notice required or permitted under this Agreement shall be mailed by certified mail, return receipt requested, addressed as follows:


           To Consultant:     Inland Mid-Atlantic Management Corp.
                              2901 Butterfield Road
                              Oak Brook, IL 60523
                              Attn: JoAnne Armenta

           To Manager:        Mr. David A. Mack
                              David A. Mack Properties, LLC
                              30 Jelliff Lane
                              Southport, Connecticut 06890

or to such other address as may be specified from time to time by either party by notice in writing.

     (d) ASSIGNMENT. All of Consultant's rights and duties under this Agreement are personal to it and none of them may be assigned or delegated or in any other manner transferred by voluntary act, operation of law or otherwise.

     (e) SUCCESSORS AND AMENDMENT. All terms and conditions of this Agreement shall be binding upon the parties hereto and their respective successors and assigns. This Agreement may not be modified or amended, except by written agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                        CONSULTANT:
WITNESS:                                INLAND MID-ATLANTIC
                                        MANAGEMENT CORP.


                                        BY:
--------------------------------           ------------------------------

                                        MANAGER:
WITNESS:                                DAVID A. MACK PROPERTIES, LLC


                                        BY:
--------------------------------           ------------------------------

                        EXHIBIT A TO CONSULTING AGREEMENT

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                                  SCHEDULE A


    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                  No: 2341-25315


       Date of Policy:                    Amount of Insurance:  $33,000,000.00

1.     Name of Insured:

       Inland Southeast New Britain, LLC., a Delaware limited liability company


2.     The estate or interest in the land which is covered by this Policy is:

       FEE SIMPLE


3.     Title to the estate or interest in the land is vested in the Insured.

4. The land herein described is encumbered by the following mortgage or trust deed, and assignments:

       None


       and the mortgages or trust deeds, If any, shown in Schedule B hereof.

5.     The land referred to in this Policy is known as:

       Address:       665 & 687 West Main Street
       City/Town:     New Britain
       County:        Hartford
       State:         CT


       (LEGAL DESCRIPTION CONTINUED ON ATTACHED PAGE)


                This Policy valid only if Schedule B is attached.

                                   Page A - 1

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                            SCHEDULE A (cont'd)

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                NO: 2341-25315


        FIRST PIECE (665 WEST MAIN STREET):

        A certain piece or parcel of land, together with all buildings and improvements thereon, located on Corbin Avenue and West Main Street, in the City of New Britain, County of Hartford and State of Connecticut, and shown as "MONTOWESE INDUSTRIAL PARK, INC. AREA = 576,895.08 S.F. OR AREA = 13.244 AC" on a survey entitled "Property Boundary & Easement Plan Prepared for Montowese Industrial Park, Inc. Laura-Howard Realty Co., Inc. Corbin Ave. & West Main St. New Britain, CT Scale 1" = 50' December 27, 1999 Sheet: Plan 3 KJA Map #47-26", revised to December 11, 2002, made by Kratzert, Jones & Assoc. Inc., Civil Engineers-Land Surveyors-Site Planners-Building Engineers, 1755 Meriden-Waterbury Turnpike, Milldale, CT, which survey is filed in the Office of the Town Clerk of the said Town of New Britain in Map Volume 26 at Page 68. Said premises are more particularly bounded and described as follows:

        Starting at the point of commencement, said point near the northeast corner of the parcel herein described, and along the western boundary of land now or formerly of The Stanley Works, and 213.71 feet north of land now or formerly of Acme Steel; thence S 10 DEG. 59' 20" W, 213.71 feet to a point; thence N 79 DEG. 02' 47" W, 61.50 feet to a point; thence S 10 DEG. 48' 39" W, 288.17 feet to a point; thence S 78 DEG. 46' 35" E,
        71.50 feet to a point; thence S 09 DEG. 11' 13" W, 439.95 feet to a point; thence N 73 DEG. 51' 20" W, 142.13 feet to a point; thence S 08 DEG. 28' 13" W, 230.00 feet to a point; thence N 73 DEG. 42' 17" W,
        109.20 feet to a point; thence N 11 DEG. 01' 15" E, 238.20 feet to a point; thence N 79 DEG. 11' 21" W, 94.01 feet to a point; thence N 10 DEG. 48' 39" E, 216.63 feet to a point; thence N 80 DEG. 50' 46" W,
        382.34 feet to a point; thence N 08 DEG. 30' 21" E, 193.71 feet to a point; thence along a curve to the right having the following dimensions: a delta of 24 DEG. 45' 16", a radius length of 470.00 feet and an arc length of 203.06 feet; thence N 33 DEG. 15' 34" E, 334.04 feet to a point; thence S 84 DEG. 48' 06" E, 186.63 feet to a point; thence N 05 DEG. 11' 54" E, 50.08 feet to a point; thence N 33 DEG. 28' 27" E, 56.72 feet to a point; thence S 84 DEG. 37' 52" E, 262.33 feet to a point; thence S 05 DEG. 11' 54" W, 148.79 feet to a point; thence S 85 DEG. 17' 26" E, 61.30 feet to a point, said point at the point and place of commencement.

        Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in Volume 1342 at Page 645 of the New Britain Land Records.

        Together with rights as set forth in a Declaration of Easements, Covenants and Agreements by and between Acme Packaging Corporation and N.B. Realty Corp., Inc. dated February 5, 1999 and recorded in Volume 1297 at Page 44 of the New Britain Land Records.

        SECOND PIECE (687 WEST MAIN STREET):

        A certain piece or parcel of land, together with all buildings and improvements thereon, located on Corbin Avenue and West Main Street, in the City of New Britain, County of Hartford and State of Connecticut, and shown as "LAURA-HOWARD REALTY CO., INC. AREA = 179,954.82 S.F. OR AREA = 4.131 AC." on a survey entitled "Property Boundary & Easement Plan Prepared for Montowese Industrial Park, Inc., Laura-Howard Realty Co., Inc. Corbin Ave. & West Main St. New Britain, CT Scale 1" = 50' December 27, 1999 Sheet: Plan 3", revised to December 11, 2002, made by Kratzert, Jones & Assoc. Inc., Civil Engineers-Land Surveyors-Site Planners-Building Engineers, 1755 Meriden-Waterbury Turnpike, Milldale, CT, which survey is filed as Map No. [ILLEGIBLE].

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                            SCHEDULE A (cont'd)

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                NO: 2341-25315


        Starting at the point of commencement, said point being the southwest corner of the parcel herein described along the northerly street line of West Main Street; thence N 08 DEG. 30' 21" E, a distance of 400.00 feet to a point; thence S 80 DEG. 50' 46" E, a distance of 382.34 feet to a point; thence S 10 DEG. 48' 39" W, a distance of 216.63 feet to a point; thence S 79 DEG. 11' 21" E, a distance of 94.01 feet to a point; thence S 11 DEG. 01' 15" W, a distance of 238.20 feet to a point; thence N 73 DEG. 42' 17" W, a distance of 161.35 feet to a point; thence N 73 DEG. 42' 17" W, a distance of 300 feet to the point or place of beginning.

        Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in Volume 1342 at Page 645 of the New Britain Land Records.

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                                    SCHEDULE B

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                NO: 2341-25315

        This Policy does not insure against loss or damage (and the Company will not pay costs, legal fees, or expenses) which arise by reason of the following items, and the mortgage, if any referred to in Item 4 of Schedule A.

  M          AS TO FIRST PIECE (665 WEST MAIN STREET):

  P     1.   Right of Way for Sewer from The Stanley Works to The City of New
             Britain dated July 18, 1929 and recorded in Volume 232 at Page 332 of the New Britain Land Records.

  Q     2.   Easement in favor of The Connecticut Light and Power Company dated
             March 23, 1959 and recorded in Volume 483 at Page 189 of the New
             Britain Land Records; modified by virtue of a Modification of Easement recorded on October 3, 2002 in Volume 1428 at Page 963 of the said Land Records.

  R     3.   Easement in favor of The Connecticut Light and Power Company dated
             March 31, 1988 and recorded in Volume 921 at Page 236 of the New
             Britain Land Records; modified by virtue of a Modification of Easement recorded on October 3, 2002 in Volume 1428 at Page 963 of the said Land Records.

  S     4.   Terms and provisions of a Right of Way Agreement by and between The
             Stanley Works and Montowese Industrial Park, Inc. dated October 18,
             2002 and recorded in Volume 1430 at Page 514 of the New Britain
             Land Records.

  T     5.   Rights and easements as reserved in a Warranty Deed from Acme
             Packaging Corporation to NB Realty Corp. dated February 5, 1999 and recorded in Volume 1297 at Page 41 of the New Britain Land Records.

  U     6.   Declaration of Easements, Covenants and Restrictions by and between
             Acme Packaging Corporation and NB Realty Corp. dated February 5,
             1999 and recorded in Volume 1297 at Page 44 of the New Britain Land
             Records.

  V     7.   Utility Easement in favor of The Farmington River Power Company dated October 11, 2002 and recorded in Volume 1430 at Page 524 of the New Britain Land Records.

  W     8.   Water Utility Easement in favor of the City of New Britain Board of
             Water Commissioners dated July 26, 2002 and recorded in Volume 1421 at Page 713 of the New Britain Land Records.

  X     9.   Traffic Signal Easment in favor of The City of New Britain dated
             July 26, 2002 and recorded in Volume 1421 at Page 719 of the New
             Britain Land Records.

  Y     10.  Easement for Highway Purposes in favor of the State of Connecticut dated June 17, 2002 and recorded in Volume 1415 at Page 215 of the New Britain Land Records. The Company insures that said easement is ascertainable and fixed, and any rights pursuant thereto will not interfere with the use of the buildings currently located on the insured premises.

  Z     11.  Distribution Easement in favor of The Connecticut Light and Power
             Company dated June 17, 2002 and recorded in Volume 1428 at Page 960 of the New Britain Land Records.

  AA    12.  Easement and Right of Way in favor of United Cable Television
             Services Corporation dated June 17, 2002 and recorded in Volume
             1420 at Page 66 of the New Britain Land Records.

  AB    13.  Terms and provisions of a Lease wherein Montowese Industrial Park,
             Inc. is the Landlord and Papa Gino's, Inc. is the Tenant, a Notice of which was recorded on February 23, 2001 in Volume 1360 at Page
             141 of the New Britain Land Records.

[ILLEGIBLE]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                            SCHEDULE B (cont'd)

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                NO: 2341-25315

  Page 186 of the New Britain Land Records.

  AD    15.  Terms and provisions of an Easement Agreement by and between
             Montowese Industrial Park, Inc. and The Southern New England
             Telephone Company dated November 30, 2000 and recorded in Volume
             1373 at Page 524 of the New Britain Land Records.

  AE    16.  Water Utility Easement in favor of Acme Packaging Corporation dated
             June 28, 2002 and recorded in Volume 1426 at Page 413 of the New
             Britain Land Records.

  AF    17.  Declaration of Restrictive Covenant by Montowese Industrial Park,
             Inc. dated August 30, 2002 and recorded in Volume 1429 at Page 645 of the New Britain Land Records.

  AG    18.  Access Easement in favor of Emily Kelaher dated March 19, 2003 and recorded in Volume 1453 at Page 903 of the New Britain Land
             Records.

  AH    19.  Terms and provisions of a Lease wherein DAM NB LLC is the Landlord and The Stop & Shop Supermarket Company is the Tenant, a Memorandum of which is dated May 29, 2003 and recorded in Volume 1465 at Page
             83 of the New Britain Land Records.

  AI         AS TO SECOND PIECE (687 WEST MAIN STREET):

  AJ    20.  Terms and provisions of a Lease wherein Laura-Howard Realty Co.,
             Inc. is the Landlord and Corbin Avenue CVS, Inc. is the Tenant, a
             Notice of which is dated August 11, 2000 and recorded in Volume
             1345 at Page 23 of the New Britain Land Records.

  AK    21.  Easement and Right of Way in favor of United Cable Television
             Services Corporation dated June 17, 2002 and recorded in Volume
             1420 at Page 63 of the New Britain Land Records.

  AL    22.  Water Utility Easement in favor of the City of New Britain Board of
             Water Commissioners dated July 26, 2002 and recorded in volume 1421 at Page 708 of the New Britain Land Records.

  AM    23.  Easement for Highway Purposes in favor of The City of New Britain dated June 17, 2002 and recorded in Volume 1421 at Page 704 of the New Britain Land Records.

  AN    24.  Easement for Highway Purposes in favor of the State of Connecticut dated June 17, 2002 and recorded in Volume 1415 at Page 211 of the New Britain Land Records. The Company insures that said easement is ascertainable and fixed, and any rights pursuant thereto will not interfere with the use of the buildings currently located on the insured premises.

  AO    25.  Distribution Easement in favor The Connecticut Light and Power
             Company dated June 17, 2002 and recorded in Volume 1428 at Page 957 of the New Britain Land Records.

  AP    26.  Utility Easement in favor of The Farmington River Power Company dated October 10, 2002 and recorded in Volume 1430 at Page 530 of the New Britain Land Records.

  AQ    27.  Terms and provisions of an Easement Agreement by and between
             Laura-Howard Realty Company, Inc. and The Southern New England
             Telephone Company dated November 21, 2000 and recorded in Volume
             1373 ? Page 529 of the New Britain Land Records.

  AR    28.  Declaration of Restrictive Covenant by Laura-Howard Realty Company,
             Inc. dated August 30, 2002 and recorded in Volume 1429 at Page 649 of the New Britain Land Records.

  AS         AS TO BOTH PIECES:
             {ILLEGIBLE]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                            SCHEDULE B (cont'd)

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                  NO: 2341-25315


             of the New Britain Land Records.

  O     31.  Water and/or sewer use charges to the City of New Britain, the payment for which are current.

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

ISSUED BY:
  CHICAGO TITLE INSURANCE COMPANY                                 SIGNATURE PAGE

    OWNER'S POLICY OF TITLE INSURANCE
    ALTA OWNER'S (10-17-92)                                  NO: 2341-25315


       Countersigned


       --------------------------------
             Authorized Signatory

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                     CODE: ZON??

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                          DATED: _________, 200_

                             ZONING 3.1 ENDORSEMENT
                               COMPLETED STRUCTURE

  1. The Company insures the insured against loss or damage sustained in the event that, at Date of Policy:

      (a) According to applicable zoning ordinances and amendments thereto, the land is not classified Zone B-2 District.

      (b) The following use or uses are not allowed under that classification:
          Retail shopping plaza.

          and there shall be no liability under this paragraph 1(b) if the use or uses are not allowed as a result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto mentioned above, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses.

  2. The Company further insures the insured against loss or damage arising from a final decree of a court of competent jurisdiction:

      (a) prohibiting the use of the land, with any structure presently located thereon, as insured in paragraph 1(b); or

      (b) requiring the removal or alteration of any structure located on the land on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

          (i) Area, width or depth of the land as a building site for the structure;

          (ii)   Floor space area of the structure;

          (iii)  Setback of the structure from the property lines of the land;

          (iv)   Height of the structure; or

          (v)    Number of parking spaces.

                                *** CONTINUED ***


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                           ENDORSEMENT (CONT'D)


  There shall be no liability under this endorsement based on:

      (a) The invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

      (b) The refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

  IN WITNESS THEREOF, the Company has caused its corporate name and seal to be affixed hereto by its duly authorized officers.

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NEAC

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                               ACCESS ENDORSEMENT

  This Policy hereby insures the insured that the premises described in Schedule A has physical and legal access to dedicated public streets known as West Main Street and Corbin Avenue.

  This endorsement is made a part of the policy or commitment and is subject to all the terms and provision thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy or commitment and prior endorsements, if any, nor does it extend the effective date of the policy or commitment and prior endorsements or increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY


  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NELS

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                         LAND SAME AS SURVEY ENDORSEMENT

  This Policy hereby insures the insured against loss or damage sustained in the event that the land described in Schedule A is not the same as that delineated on the plat of a survey made by Kratzert, Jones & Associates, Inc. dated October 1, 2001, revised through September 15, 2003, designated KJA File No. 47-26.

  The total liability of the Company under said policy and any endorsement therein shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY


  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NEST

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                              LOCATION ENDORSEMENT

  This Policy insures the insured against loss or damage sustained in the event that at the date of this policy there is not located on said land four one-story buildings known as 665 West Main Street and 1309 Corbin Avenue (as to First Piece) and 687 and 713 West Main Street (as to Second Piece).

  The total liability of the Company under said policy and any endorsements therein shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the amount of insurance.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NESD

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                             SUBDIVISION ENDORSEMENT

  The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of any inaccuracy in the following assurance:

          that any conveyance of the land using the description shown in Schedule A (Legal Description) herein need not be accomplished by a plat of subdivision according to the provision of C.G.S. 8-26 et seq. and local ordinances adopted pursuant thereto, as those are in full force and effect as of date of policy; and that complies with the requirements of said section, those requirements are inforce at date of policy.

  This endorsement is made a part of the policy or commitment and is subject to all the terms and provision thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy or commitment and prior endorsements, if any, nor does it extend the effective date of the policy or commitment and prior endorsements or increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NETX

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                               TAX LOT ENDORSEMENT

  This Policy insures against loss or damage in the event that the property described in Schedule A (Legal Description) of this policy is not assessed for local real estate tax purposes as two separate tax lots that include no other property. The Control Tax Account for the 2002 Grand List is 108456 as to 687 West Main Street, and the Control Tax Account for the 2002 Grand List is 110122 for 665 West Main Street.

  This endorsement is made a part of the policy or commitment and is subject to all the terms and provision thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy or commitment and prior endorsements, if any, nor does it extend the effective date of the policy or commitment and prior endorsements or increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                     CODE: NECO

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                            COMPREHENSIVE ENDORSEMENT
                                (OWNER'S POLICY)

  This Policy hereby insures the insured against loss or damage which the insured shall sustain by reason of:

  1. The existence, at Date of Policy of any of the following, unless otherwise expressly set forth or indicated to the contrary in Schedule B:

      a) Present violations of said land of any enforceable covenants, conditions or restrictions or plat building lines;

      b) Encroachments of existing improvements located on said land onto adjoining land, or any encroachments onto said land of existing improvements located on adjoining land;

      c) Encroachments of existing improvements located on said land onto that portion of said land subject to any easement shown in Schedule B.

  2. A present or future violation on the land of said covenants or restrictions or plat building lines, if any, will not give rise to a right of re-entry or result in a forfeiture or reversion of title.

  3. The entry of any court order or judgment which constitutes a final determination and denies the right to maintain any existing improvements on said land because of any violation of any covenants, conditions or restrictions or plat building lines or because of any encroachment thereof over onto adjoining land.

  4. The exercise or attempt to exercise any right or re-entry or forfeiture or reversion or other right of termination of title based on a violation of any of said covenants or restrictions or plat building lines.

  Whenever in this endorsement any or all of the words "covenants, conditions or restrictions" appear they shall not be deemed to refer to or to include the terms, covenants, conditions or limitations contained in any lease, instrument creating an easement or declaration of condominium referred to in Schedule A.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provision of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the amount of insurance.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                     CODE: NECT

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                             CONTIGUITY ENDORSEMENT

  The Company hereby insures the insured that parcels referred to as First Piece and Second Piece, described in Schedule A hereof, are contiguous to one another along their respective boundaries, and no strips, gaps or gores exist between either of such parcels or tracts of land.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                       CODE: EX4

  Attached to and forming a part of Policy of Title Insurance No: 2341-25315

                                                             DATED:_______, 200_

                          DELETION OF CREDITOR'S RIGHTS
                                (OWNER'S POLICY)

  Exclusions from Coverage 4 is hereby deleted.

  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

  IN WITNESS WHEREOF, the Company has caused its corporate name and seal to be affixed hereto by its duly authorized officers.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY
  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

                                                                      CODE: NEWO

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315

                                                           DATED: ________, 200_

                        WAIVER OF ARBITRATION ENDORSEMENT

                                (OWNER'S POLICY)

  This Policy is amended by deleting therefrom Paragraph Number 14 of the Conditions and Stipulations of the Policy, which item is entitled "Arbitration".

  Nothing herein contained shall be construed as extending or changing the effective date of said policy, unless otherwise expressly stated.

  This endorsement, when countersigned below by a validating signatory, is made a part of said policy and is subject to the Exclusions from Coverage, schedules, conditions and stipulations therein, except as modified by the provisions hereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

  ISSUED BY

  CHICAGO TITLE INSURANCE COMPANY                                    ENDORSEMENT

  Attached to and forming a part of Policy of Title Insurance No. 2341-25315


  SPECIAL ENDORSEMENT


  The Company hereby insures the insured that the encroachments shown on that certain survey entitled "As-Built" improvement Location Map for Parcel A & B To Be Acquired By Inland Real Estate Acquisitions, Inc. Corbin Avenue & West Main Street New Britain, CT Scale: 1" = 50' Date: October 1, 2001 KJA File
  No.: 47-26 Drawing No.: 1 of 2", revised through 9/15/03, made by Kratzert, Jones & Associates, Inc., do not interfere with the use of the buildings as currently located on the insured premises.


  This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


  Buy/Borr: The Inland Real Estate Group         CHICAGO TITLE INSURANCE COMPANY
  Seller:   DAM NB LLC                           By  /s/ [ILLEGIBLE]
  Lender:
  Prop:     665 & 687 West Main Street,                                PRESIDENT
            New Britain,
            Connecticut
            (Hartford County)                    Attest
                                                 /s/ [ILLEGIBLE]


                                     [SEAL]

                                    EXHIBIT C
                             PRO FORMA TITLE POLICY

                                    EXHIBIT D

                                           PRO RATA SHARE
                                             FOR CAM AND     PRO RATA SHARE
TENANT                        SQUARE FEET     INSURANCE        FOR TAXES
PARCEL A:

     Webster                     2,147           1.87             2.42

     Subway                      1,500           1.30             1.69

     Video One                   3,500           3.04             3.94

     Papa Gino's                 3,000           2.61             3.38

     Rent-A-Center               6,988           6.08             7.86

     Frazier's                   2,100           1.83             2.36

     American Cellular           1,553           1.35             1.75

PARCEL B

     CVS                        12,150          10.56            46.46

     Liquor Depot               14,000          12.17            53.54

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT is made as of the 26th day of September, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to purchase and Sale Agreement, on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement, on September 24 (but dated as of September 22, 2003), Seller and Purchaser entered into a Third Amendment to Purchase and Sale Agreement, and on September 25, 2003, Seller and Purchaser entered into a Fourth Amendment to Purchase and Sale Agreement (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement to extend the due diligence date as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Section 3 is amended to change the Due Diligence Period from "5:00 p.m., eastern daylight time, on September 26, 2003" to "5:00 p.m. eastern daylight time, on October 2, 2003", and notwithstanding Paragraph 23, for purposes of notice under Section 3 a notice shall be deemed effective upon delivery by facsimile with a confirmation the same day by overnight delivery.

     2. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     3. This FIFTH Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.


                                      INLAND REAL ESTATE
                                      ACQUISITIONS, INC.


                                      By: /s/ G. Joseph Cosenza
                                         -------------------------------------
                                              G. Joseph Cosenza
                                         Its  President


                                      DAM NB, LLC


                                      By: /s/ David A. Mack
                                         -------------------------------------
                                          David A. Mack, Its Manager

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT is made as of the 25th day of September, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to Purchase and Sale Agreement, on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement, and on September 24 (but dated as of September 22, 2003), Seller and Purchaser entered into a Third Amendment to Purchase and Sale Agreement (the First Amendment, Second Amendment, Third Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement to extend the due diligence date as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Section 3 is amended to change the Due Diligence Period from "5:00 p.m., eastern daylight time, on September 25, 2003" to "5:00 p.m. eastern daylight time, on September 26, 2003", and notwithstanding Paragraph 23, for purposes of notice under Section 3 a notice shall be deemed effective upon delivery by facsimile with a confirmation the same day by overnight delivery.

     2. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     3. This FOURTH Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the purchaser have hereunto set their hands and seals as of the day and year first above written.


                                      INLAND REAL ESTATE
                                      ACQUISITIONS, INC.


                                      By: /s/ G. Joseph Cosenza
                                         -------------------------------------
                                              G. Joseph Cosenza
                                         Its  President


                                      DAM NB, LLC


                                      By: /s/ David A. Mack
                                         -------------------------------------
                                          David A. Mack, Its Manager

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT is made as of the 22nd day of September, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "PURCHASER").

     WHEREAS, on August 22, 2003, Seller and Purchaser entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Purchaser entered into a First Amendment to Purchase and Sale Agreement and on September 22, 2003 Seller and Purchaser entered into a Second Amendment to Purchase and Sale Agreement (the First Amendment, Second Amendment and the Purchase and Sale Agreement are collectively referred to herein as the "AGREEMENT"); and

     WHEREAS, Seller and Purchaser desire to further amend the Agreement to extend the due diligence date as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Section 3 is amended to change the Due Diligence Period from "5:00 p.m., eastern daylight time, on September 24, 2003" to "5:00 p.m. eastern daylight time, on September 25, 2003, and notwithstanding Paragraph 23, for purposes of notice under Section 3 a notice shall be deemed effective upon delivery by facsimile with a confirmation the same day by overnight delivery.

     2. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     3. This THIRD Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.


                                      INLAND REAL ESTATE
                                      ACQUISITIONS, INC.


                                      By: /s/ G. Joseph Cosenza
                                         -------------------------------------
                                              G. Joseph Cosenza
                                         Its  President


                                      DAM NB, LLC


                                      By: /s/ David A. Mack
                                         -------------------------------------
                                          David A. Mack, Its Manager

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT is made as of the 22nd day of September, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "BUYER").

     WHEREAS, on August 22, 2003, Seller and Buyer entered into a Purchase and Sale Agreement with respect to certain properties all as more particularly described therein, and:

     WHEREAS, on September 19, 2003, Seller and Buyer entered into a First Amendment to Purchase and Sale Agreement (the First Amendment and the Purchase and Sale Agreement collectively, the "Agreement"); and

     WHEREAS, Seller and Buyer desire to further amend the Agreement to extend the due diligence date as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Section 3 is amended to change the Due Diligence Period from "6:00 p.m., eastern daylight time, on September 23, 2003" to "5:00 p.m., eastern daylight time, on September 24, 2003" and notwithstanding Paragraph 23, for purposes of notice under Section 3 a notice shall be deemed effective upon delivery by facsimile with a confirmation the same day by overnight delivery.

     2. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     3. This Second Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the Buyer have hereunto set their hands and seals as of the day and year first above written.


                                      INLAND REAL ESTATE
                                      ACQUISITIONS, INC.

                                      By: /s/ G. Joseph Cosenza
                                         -------------------------------------
                                              G. Joseph Cosenza
                                          Its President

                                      DAM NB, LLC

                                      By: /s/ David A. Mack
                                         -------------------------------------
                                          David A. Mack, Its Manager

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT is made as of the 19th day of September, 2003 by and between DAM NB, LLC, having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (the "BUYER").

     WHEREAS, on August 22, 2003, Seller and Buyer entered into a Purchase and Sale Agreement (the "Agreement") with respect to certain properties all as more particularly described therein and the parties desire to extend the due diligence date and amend the title of the environmental report referenced in the Agreement as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Section 3 is amended to change the Due Diligence Period from "September 22, 2003" to "6:00 p.m., eastern daylight time, on September 23, 2003."

     2. Sections 7 and 14(a)(xvi) are amended to delete "Environmental Investigation Summary, New Britain Stop & Shop Redevelopment Project, Corbin Avenue and West Main Street, New Britain, Connecticut" prepared by Marin Environmental, Inc. for Keystone Development Corporation, LLC, dated August 2002, Reference No: A2-0264" where it appears, and in place thereof to insert "Phase I Environmental Site Assessment, 665 & 687 West Main Street, New Britain, Connecticut" prepared by ECS/Marin for Keystone N.B. LLC, dated December 2002, Reference CTA2-0403."

     3. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     4. This First Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

                (Remainder of this page intentionally left blank)

     IN WITNESS WHEREOF, the Seller and the Buyer have hereunto set their hands and seals as of the day and year first above written.


                                      INLAND REAL ESTATE ACQUISITIONS, INC.


                                      By: /s/ G. Joseph Cosenza
                                         -------------------------------------
                                              G. Joseph Cosenza
                                          Its President

                                      DAM NB, LLC

                                      By: /s/ David A. Mack
                                         -------------------------------------
                                          David A. Mack, Its Manager

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") made this 22nd day of August, 2003, by and among DAM NB, LLC having an office c/o David A. Mack Properties, LLC, 30 Jelliff Lane, Southport, CT (hereinafter called the "SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation with offices at 2901 Butterfield Road, Oak Brook, IL 60523 (hereinafter called the "PURCHASER").

                                   WITNESSETH:

     WHEREAS, the Seller owns the fee simple title to property located at Corbin Avenue and West Main Street, New Britain, CT, known as Cor-West Shopping Center and more specifically described on EXHIBIT A annexed hereto and made a part hereof (the "PREMISES"); and

     WHEREAS, the Seller desires to sell the Premises to the Purchaser, and the Purchaser desires to purchase the Premises from the Seller, all in the manner and upon and subject to the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. AGREEMENT TO BUY AND SELL. The Seller agrees to sell and convey to the Purchaser, and the Purchaser agrees to purchase from the Seller, all in the manner and upon and subject to the terms and conditions set forth in this Agreement, the Premises. The transfer of the Premises shall include the transfer of all of the Leases, the Licenses, the Tangible Personal Property and the Intangible Personal Property (as such terms are defined in APPENDIX A attached hereto and made a part hereof), and all of the Seller's interest in and to any and all Contracts (as defined in APPENDIX A attached hereto) that the Purchaser has elected not to have terminated as of the Closing Date (as defined in Section 4(a) below) together with all improvements thereon or therein (including all replacements or additions thereto between the date hereof and the Closing Date); and all systems, faculties, fixtures, machinery, equipment and conduits that provide fire protection, security, heat, exhaust, ventilation, air conditioning, electrical power, light, plumbing, refrigeration, gas, sewer and water thereto (including all replacements or additions thereto between the date hereof and the Closing Date); and all privileges, rights, easements, hereditaments and appurtenances thereto belonging; and all right, title and interest of the Seller in and to any streets, alleys, passages and other right of way included therein or adjacent thereto.

     2. PURCHASE PRICE AND METHOD OF PAYMENT. The total purchase price (the "PURCHASE PRICE") is Thirty-Three Million and 00/100 Dollars ($33,000,000.00), payable as follows:

          (a) Two Million and 00/100 Dollars ($2,000,000.00) upon the execution of this Agreement (the "DEPOSIT"), the receipt of which is hereby acknowledged by Chicago Title Insurance Company, 171 North Clark Street, Chicago, IL 60601,
Attn: Nancy Castro (hereinafter called the "ESCROW AGENT" and the "TITLE INSURER").

          (b) The balance of Thirty-One Million and 00/100 Dollars ($31,000,000.00), subject to prorations and adjustments as provided in this Agreement, by wire transfer of immediately available federal funds, at the Closing.

     3. THE PURCHASER'S DUE DILIGENCE. The Purchaser shall have until September 22, 2003 (the "DUE DILIGENCE PERIOD") within which to review, analyze, inspect, examine, test and/or investigate (a) the Premises, and all physical, environmental, financial, legal and other aspects thereof, and (b) the Contracts, Licenses and Leases and the obligations of the Purchaser hereunder shall be conditioned upon the Purchaser being fully satisfied, in its sole discretion, as to all such reviews, analyses, inspections, tests, investigations, and/or examinations (collectively, "INVESTIGATIONS").

     The Seller shall fully cooperate with the Purchaser in its Investigations including the disclosure to the Purchaser of all available information known by the Seller or in its possession with respect to the Premises, Contracts, Licenses and Leases, including, without limitation,)) all books and records, and tenant files (including correspondence related to the operation of the Premises). At all times after the date of this Agreement while this Agreement is in effect, the Purchaser and its consultants, contractors, advisers, employees, directors, officers, lenders and prospective lenders, appraisers, agents and representatives (collectively, the "PURCHASER PARTIES") shall have access to the Premises, upon not less than one (1) business day prior written notice to the Seller, or verbal notice to David A. Mack, to accomplish the foregoing, including, without limitation, the conduct of surface and subsurface tests and physical and environmental appraisals and studies; provided that before the Purchaser or its consultants accesses the Premises, it shall first deliver to the Seller evidence that it has in effect commercial general liability insurance that names the Seller as an additional insured. The Seller shall have the right to have a representative of the Seller present at the Premises during the conduct of any Investigations of, at and upon the Premises. The Purchaser shall have the right to interview any and all tenants and other occupants of the Premises, provided that David A. Mack shall have the right to be present during any interview of Stop & Shop. The Purchaser shall use commercially reasonable efforts to minimize interference with the tenants of the Premises in connection with any such access, and such access shall in all regards be subject to the rights of such tenants. The Purchaser hereby agrees to defend, indemnify and hold the Seller harmless against any loss, cost, liability, or expense arising in connection with the Purchaser's Investigations. The Purchaser further agrees to repair any damage to the Premises caused in connection therewith. The Purchaser's obligations under the preceding two sentences shall survive the termination of this Agreement.

     In the event that the Purchaser, after performing the above-referenced Investigations, is not fully satisfied, in its sole and absolute discretion, as to any of the foregoing, then the Purchaser shall have the right to terminate this Agreement by written notice to the Seller, received by the Seller on or before the expiration of the Due Diligence Period, and thereupon this Agreement shall be void with no recourse to the parties, except for those obligations that, pursuant to the express terms of this Agreement, survive the termination of this Agreement and in such event, the Deposit shall be promptly refunded to the Purchaser. If the Purchaser fails to so terminate this Agreement within the Due Diligence Period, it shall have waived its right to terminate this Agreement pursuant to this Paragraph 3 and the Deposit shall become non-refundable except as provided in Paragraphs 4(b), 7, 10, 12 and 15(b).

     4.   CLOSING AND CONVEYANCE; CONDITIONS PRECEDENT TO CLOSING.

          (a) The closing of the sale and purchase of the Premises shall take place at the offices of Escrow Agent through an escrow closing (i.e. all documents to be delivered by the Seller shall be delivered in escrow to the Escrow Agent, which shall hold them until the Seller has received the Purchase Price, which shall be immediately confirmed by the Seller to the Purchaser and the Escrow Agent upon receipt), on January 6, 2004. The place, time and date provided for herein or hereafter, as may be changed by agreement of the parties, is sometimes referred to as the "CLOSING DATE." The consummation of the transactions contemplated by this Agreement is sometimes hereinafter referred to as the "CLOSING." At the Closing, the Premises shall be free and clear of all liens, encumbrances, restrictions, tenancies and other matters, except those described on EXHIBIT A attached hereto (hereinafter the "PERMITTED ENCUMBRANCES") and any other Permitted Title Exceptions (as defined in APPENDIX A hereto), provided that the foregoing shall not limit or affect the Purchaser's right to include any Permitted Encumbrances in a Title and Survey Notice.

          (b) The obligation of the Purchaser to close the transaction contemplated by this Agreement is subject to and conditioned upon the satisfaction of the following (any of which may be waived by the Purchaser):

               (i) Delivery to the Purchaser not less than three (3) days prior to the Closing Date, of copies of executed estoppel letters from all tenants of the Premises, dated not more than thirty (45) days prior to the Closing, in the form attached as EXHIBIT B (except that if any of the Leases require the use of a form of estoppel attached thereto, then such form shall be acceptable; also the form attached as EXHIBIT B shall be subject to reasonable negotiation, including, without limitation, the matters listed on EXHIBIT B-2 attached hereto); provided that the Seller may satisfy this condition with respect to any tenant other than Stop & Shop, CVS and tenants representing not less than 75% of the remaining square feet at the Premises that has not provided an estoppel letter by providing a "landlord estoppel" executed by the Seller in the form attached hereto as EXHIBIT B-1 (the tenant and landlord estoppels, collectively, the ESTOPPELS"); The Estoppels shall raise no matters that, in the Purchaser's commercially reasonable discretion, adversely affect the value of the Premises, adversely affect the ownership and operation of the Premises or any portion thereof or are inconsistent with the terms and provisions of the Leases. The Seller shall use commercially reasonable efforts to obtain Estoppels from all of the tenants;

               (ii) That neither the tenants under or guarantors of either the Stop & Shop or the CVS Lease shall have filed for protection under any federal or state bankruptcy code or law or any provisions thereof;

               (iii)   That the representations in Paragraphs 14(a)(ii), (iii)
(E) [to the extent consistent with the requirements for the Estoppels under Paragraph 4(b)(i) above], (iii) (F), (iii) (G), (iv) [other than Leases entered into in accordance with this Agreement], (v), (vii), (ix), (x), (xi), (xii) [but only if such representations are not true in a manner that has a material adverse effect on the Premises] (xiii) [but only if such representations are not true in a manner that has a material adverse effect on the Premises], (xv) [subject to Paragraph 10 hereof], (xvii), (xviii), (xx), and (xxi) hereof are true and correct as of the Closing Date;

               (iv)    The Seller shall have provided evidence of termination of
(1) any and all property management and leasing agreements relating to the Premises (including evidence of payment of, and any property manager's and leasing agent's waiver of any lien rights (if applicable) with respect to, all fees, charges, commissions and other compensation due and payable under such agreements), and (2) any Contracts that the Purchaser has elected to have terminated; and

               (v) Issuance of the Title Policy (as defined in APPENDIX A attached hereto).

          If one or more of the conditions precedent set forth in this subsection (b) shall not be satisfied by the Closing Date, then Purchaser, at its option and upon written notice to Seller, may terminate this Agreement. If this Agreement is terminated pursuant to this subsection (b), then the Deposit and any interest thereon shall forthwith be returned to the Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be forthwith returned to such party, and neither the Purchaser nor the Seller shall have any further liabilities hereunder, except for those obligations that, pursuant to the express terms of this Agreement, survive the termination of this Agreement. The termination of this Agreement and the return of the Deposit shall be without prejudice to, or waiver of, any remedies that the Purchaser has in the event that such failure of a condition precedent also constitutes a default by the Seller under this Agreement, and Purchaser shall have the right to pursue any and all remedies available to it with respect to such default.

     5. DEPOSIT. The Deposit shall be held in escrow by the Escrow Agent pursuant to the provisions of Paragraph 9 hereof. In the event that the Closing shall occur in accordance with the provisions hereof, the Escrow Agent shall pay over and distribute the Deposit to the Seller and the same shall be credited to the Purchaser towards the Purchase Price provided for in this Agreement.

     6. DELIVERY OF DOCUMENTS. At the Closing, the Seller shall deliver the following documents to the Escrow Agent for delivery to the Purchaser upon the Seller's confirmation of receipt of the Purchase Price (the "DOCUMENTS"):

          (a)  A warranty deed of the Premises (the "DEED");

          (b) An Affidavit of the Seller swearing that the Seller is not a "FOREIGN PERSON" as defined in Section 1445(B)(2) of the Internal Revenue Code of 1986, as amended; and

          (c) Two original Bills of Sale with full warranties of title conveying title to the Tangible Personal Property, in the form attached as EXHIBIT C.

          (d)  The original Estoppels; and

          (e) Four (4) counterpart original Assignments and Assumptions of Contracts, Licenses and Intangible Personal Property in the form attached hereto as EXHIBIT D, executed by Seller;

          (f) Four (4) counterpart original Assignments and Assumptions of Leases in the form attached hereto as EXHIBIT E, executed by the Seller;

          (g) Executed, original letters to all tenants of the Premises advising that the Premises has been sold to the Purchaser or the Purchaser's nominee, and directing payment of rent in accordance with the directions of the Purchaser and changing the landlord's address for notice purposes under the Leases;

          (h) Evidence satisfactory to the Purchaser that all property managers and/or leasing brokers relating to the Premises have been terminated and paid all commissions or fees due for all services rendered, together with a waiver of lien executed by all leasing brokers waiving all rights for fees and any other compensation with regard to the Premises;

          (i) Original, ink-signed leases for all tenants of the Premises to the extent the Seller has possession of the same (or where originals are not available, copies certified by the Seller as being true, correct and complete to the Seller's Actual Knowledge (the "SELLER'S ACTUAL KNOWLEDGE" shall mean the actual knowledge of David A. Mack); and

          (j) Original Contracts and Licenses, if any affecting the Premises as of the Closing, to the extent the Seller has possession of the same (or where originals are not available, copies certified by the Seller as being true, correct and complete to the Seller's Actual Knowledge); and

          (k) Two (2) original Seller's certificates dated as of the Closing Date confirming that the representations of the Seller referred to in Paragraph 4(b)(iii) hereof are true and correct as of the Closing Date; and

          (l) A Certificates of Existence for the Seller (dated no earlier than thirty (30) days prior to the Closing Date), issued by the Secretary of the State of Connecticut;

          (m) Such affidavits as are required by the Title Company to issue the Title Policy;

          (n) An executed, unanimous written consent of all of the members and manager, as required, of the Seller authorizing the execution and delivery of this Agreement and the transactions contemplated herein, certified by the manager of the Seller as being true, correct, complete, unamended, unrescinded and in full force and effect as of the Closing Date;

          (o) An original waiver of lien executed by the Broker (as defined in Paragraph 22 below) if required by the Purchaser's title insurance company;

          (p) A legal opinion (in form and substance reasonably acceptable to the Purchaser) from the Seller's counsel opining as to the power and authority of the Seller to execute, deliver and perform all of its duties, obligations and covenants under this Agreement, and as to the enforceability of this Agreement, the Deed and all other documents and instruments to be executed and delivered at Closing against the Seller;

          (q) All keys, security cards, keycard passes and entrance cards to all doors to, and equipment and utility room in, the Premises, to the extent that the Seller has the same;

          (r) An assignment of all warranties and guarantees received by the Seller (or any of its agents or property managers) in connection with any work or service performed or equipment installed in the construction, repair, maintenance and/or replacement of the Premises or any portion thereof together with any required consent and approval of the party that issued such warranty or guaranty;

          (s) All books, operating manuals, tenant files and correspondence and other materials that the Seller has relating to the Premises requested by the Purchaser;

          (t) To the extent not delivered to the Purchaser prior to the Closing Date, originals of all as-built plans and specifications, surveys, site plans, engineering plans and studies, utility plans and development plans related to the Premises, to the extent that the Seller has the same;

          (u) Such other documents, instruments, certifications and confirmations as may be reasonably required by the Title Insurer;

          (v) Six (6) originals of the Preliminary Closing Statement (as defined in Section 8(h) below) executed by the Seller.

     7. TITLE. No later then three (3) days following the date of this Agreement, the Seller, at its sole cost and expense, shall order the Title Commitment (as defined in APPENDIX A attached hereto), and upon receipt shall deliver to the Purchaser and its counsel, the Title Commitment together with legible copies of any and all title exception documents referenced therein, and the Survey (as defined in APPENDIX A attached hereto). Not less than ten (10) days prior to the expiration of the Due Diligence Period, the Purchaser may deliver to the Seller a notice (the "TITLE AND SURVEY NOTICE") identifying any matters (including, without limitation, any Permitted Encumbrances) contained in or disclosed by the Title Commitment and/or the Survey that are not acceptable to the Purchaser in its sole and absolute discretion (each, a "TITLE/SURVEY OBJECTION", and collectively the "TITLE/SURVEY OBJECTIONS"). The Purchaser's failure to deliver the Title and Survey Notice as aforesaid shall be deemed the Purchaser's approval and acceptance of the title to the Premises and all matters that a survey of the Premises would disclose. Additionally, the Purchaser's failure to object to any matters in a Title and Survey Notice shall be deemed the Purchaser's acceptance of such matters and such matters shall be deemed Permitted Title Exceptions. If the Purchaser shall deliver a Title and Survey Notice to the Seller as aforesaid, the Seller shall, within five (5) days after receipt of the same, notify the

Purchaser in writing whether the Seller intends to either (a) cause any Title/Survey Objection to be removed, or (b) take no further action regarding such Title/Survey Objection in which event, subject to the immediately following sentence, such Title/Survey Objection shall become a Permitted Title Exception. Notwithstanding the foregoing, the Seller shall, at its expense, remove (or cause to be removed) or cause the Title Company to insure over (subject to the Purchaser's review and reasonable approval of the form and substance of any such affirmative coverage) any Title/Survey Objection that is any of the following; mortgages or monetary liens (including judgment liens), defects, obligations or exceptions of a definite and ascertainable amount that can be satisfied solely by the payment of money ("MONETARY EXCEPTIONS"). If the Seller elects, or is deemed to have elected, item (b) above with respect to any or all of the Title/Survey Objections, then the Purchaser shall have the right, by delivering notice to the Seller within three (3) business days after the expiration of the aforementioned five (5) day period, to either (i) terminate this Agreement in which event the Deposit shall be immediately returned to the Purchaser and thereupon neither the Seller nor the Purchaser shall have any further rights, duties or obligations under this Agreement, except for obligations that, pursuant to the express terms of this Agreement, survive such termination, or (ii) waive its objection and accept title to the Premises subject to such Title/Survey Objection, in which event this Agreement shall remain in full force and effect. The Seller's failure to notify the Purchaser within the aforementioned five (5) day period of which foregoing course of action the Seller elects to take with respect to a Title/Survey Objection shall be deemed the Seller's election of item (b) above. With respect to any Title/Survey Objection that the Seller has elected or is deemed to have elected not to take any further action, the Purchaser's failure to terminate this Agreement on or before the expiration of the aforementioned three (3) business day period as aforesaid shall be deemed the Purchaser's waiver of its objection as provided in (ii) above. If any title insurance commitment obtained by the Purchaser and provided to the Seller discloses judgments, bankruptcies or other matters against other persons having names the same as or similar to that of the Seller, then the Seller, on the Title Insurer's request, shall deliver to the Title Insurer affidavits or other evidence reasonably acceptable to the Title Insurer showing and/or confirming that such judgments, bankruptcies or other matters are not against such other parties.

     If (A) the Seller has elected or, with respect to Monetary Defects, is required to cure any Title/Survey Objection as provided above (whether by removal of, or obtaining title insurance over, the same), but fails to cure any such matters prior to the Closing Date, and/or (B) any exception or other matter affecting title to the Premises that renders the Premises unmarketable or that constitutes a monetary lien against the Premises or that otherwise materially adversely affects the use of the Premises as a shopping center arises subsequent to ten (10) days before the expiration of the Due Diligence Period and is not removed to the Purchaser's satisfaction prior to the Closing, then the Purchaser may elect to either (i) terminate this Agreement in which event the Deposit shall be immediately returned to the Purchaser and thereupon neither the Seller nor the Purchaser shall have any further rights, duties or obligations under this Agreement, except for obligations, that, pursuant to the express terms of this Agreement, survive such termination, or (ii) waive its objection and accept the Premises subject to such Title/Survey Objection or other matter, in which event this Agreement shall remain in full force and effect; provided, however, that if the Title/Survey Objection or other matter is a Monetary Exception then if the same is not cured by the Closing (whether by removal of or obtaining title insurance over the same), the Purchaser shall have the right to deduct from the Purchase Price the amount of such Monetary

Exception, and any amount so deducted from the Purchase Price shall be paid to the appropriate party in exchange for the removal of such Monetary Exception. Such remedy shall be without prejudice to or a waiver of any remedies that the Purchaser has in the event that the Seller's actions in connection therewith constitute a default under this Agreement, and Purchaser shall have the right to pursue any and all remedies available to it with respect to such default.

          Within fifteen (15) days after the date of this Agreement, the Seller shall deliver, at the Seller's cost and expense, to the Purchaser the environmental reports entitled "Environmental Investigation Summary, New Britain Stop & Shop Redevelopment Project, Corbin Avenue and West Main Street, New Britain, Connecticut", prepared by Marin Environmental, Inc. for Keystone Development Corporation, LLC, dated August 2002, Reference No: A2-0264 and "Limited Environmental Site Assessment Update" for DAM NB, LLC dated May 23, 2003, updated and certified to the Purchaser (the "Environmental Report"). If the Environmental Report discloses any matters that, in the Purchaser's commercially reasonable discretion, would adversely affect the Premises, then the Seller shall either (1) cure the same prior to the Closing, or (2) notify the Purchaser that it will not cure the same. If the Seller shall either not cure any such problem, or not attempt to cure any such problem, prior to the Closing, then the Purchaser may elect to either (i) terminate this Agreement in which event the Deposit shall be immediately returned to the Purchaser and thereupon neither the Seller nor the Purchaser shall have any further rights, duties or obligations under this Agreement, except for obligations that, pursuant to the express terms of this Agreement, survive such termination, or
(ii) waive its objection to the same and accept the Premises subject to such matters, in which event this Agreement shall remain in full force and effect.

     No later than the end of the Due Diligence Period, the Purchaser shall notify the Seller in writing of which Contracts the Purchaser does not intend to assume as of the Closing Date and the Seller shall be responsible for terminating such Contracts and for any termination fees. The Purchaser agrees to assume any Contract for which it does not give the Seller such timely notice.

     8.   ADJUSTMENTS; COSTS.

          (a) The Purchaser and the Seller shall prorate, as of the Closing Date, all items customarily prorated and adjusted in connection with the closing of real estate in the City of New Britain, including all taxes, assessments, sewer, fuel, and other charges, as the case may be, assessed against or derived from the Premises and as the same are more particularly described in subsections
(c), (d) and (e). In addition, tenant rents and other payments shall be prorated or adjusted in the manner described in subsection (b). At Closing (x) if the Purchaser is entitled to a net credit as a consequence of prorations or adjustments pursuant to this Paragraph 8, then the Purchase Price shall be decreased by such amount; and (y) if the Seller is entitled to a net credit as a consequence of prorations or adjustments pursuant to this Paragraph 8, then the Purchase Price shall be increased by such amount. Any such adjustment to Purchase Price which is based in part on an estimate may, at the request of either the Purchaser or the Seller, be subsequently readjusted upon receipt of adequate evidence to establish the correctness of the amount so estimated on condition that a statement to that effect is in the closing statement. The Seller and the Purchaser shall be responsible for their own attorney's fees, if any.

          (b) The items set forth below in this subsection (b) shall be prorated and apportioned, without duplication, as of 11:59 p.m. of the day immediately preceding the Closing Date. The items to be prorated and, in certain instances, the method for determining such prorations are as follows:

               (i) All rent and other amounts (except for amounts representing payments described in the following subsections of this subsection
(b)) collected under the Leases for the calendar month in which the Closing occurs shall be prorated, on a per diem basis, with the Purchaser receiving a credit in an amount equal to the product of (1) the per diem amount of such rent (based on the number of days in the month of the Closing), and (2) the number of days from and including the Closing Date until the last day of the month in which Closing occurs. Rents and other sums in arrears will not be prorated, but will be paid to the Seller by the Purchaser if, as and when collected by the Purchaser; provided, however, that the Purchaser shall have no affirmative obligation to collect such delinquent rent or other sums in arrears for the benefit of the Seller but shall reasonably cooperate with the Seller in its efforts to collect such sums. The monies received after Closing by the Purchaser from each tenant of the Premises who is in arrears at Closing as to rent or other charges shall (1) first be applied to current rent and other charges and obligations of such tenant arising from and after the Closing Date, and (2) then, to rent or other charges which were in arrears on the Closing Date. The Purchaser shall promptly remit to the Seller, and the Seller shall promptly remit to the Purchaser, all sums received after Closing from tenants to which the other party is entitled pursuant to the provisions hereof. Nothing contained herein shall limit the Seller's right to take all legal action (except eviction) necessary against any tenants that are delinquent in the payment of rent or other amounts prior to Closing, and the Purchaser shall reasonably cooperate in such efforts, at no out-of-pocket cost or expense to the Purchaser, provided that the Purchaser shall not be required to bring suit against any tenant.

               (ii) Percentage rent payable under each Lease for the percentage rent year, or other applicable time period, in which the Closing occurs, shall be prorated on a per diem basis as and when such percentage rent is collected.

               (iii) Taxes, common area expenses, operating expenses and/or additional charges of any other nature relating to the Premises and/or certain portions thereof (collectively, the "CAM CHARGES") that are paid monthly based on an annually budgeted amount (a "MONTHLY CAM REIMBURSEMENT PAYMENT") shall be prorated between the Seller and the Purchaser on a per diem basis (based on the number of days in the month of the Closing), with the Purchaser receiving a credit, based on the number of days from and including the Closing Date until the end of the month in which the Closing occurs, with respect to all amounts collected as of the Closing Date.

               (iv) There shall be a post-closing adjustment made between the Seller and the Purchaser as soon as the information necessary therefor is available but in no event later than the date fifteen (15) months after the Closing Date, with respect to all percentage rent and CAM Charges, (collectively, "ADDITIONAL RENT ITEMS") paid by tenants under the Leases which are subject to year-end adjustment. Notwithstanding the foregoing, percentage rents received from tenants under any of the Leases shall be adjusted between the Seller and the Purchaser and distributed within fifteen (15) days of receipt from each such tenant, such adjustment to be based solely upon the proportionate number of days of ownership of the Seller and the Purchaser within the tenant's fiscal or lease year for which such percentage rent is paid. After Closing, all payments of Additional Rent Items received by the Seller or the Purchaser from tenants shall be promptly remitted as follows: the Seller shall promptly remit to the Purchaser the Purchaser's appropriate pro-rata share of all Additional Rent Items received by the Seller after the Closing Date and the Purchaser shall promptly remit to the Seller the Seller's appropriate pro-rata share of Additional Rent Items. The Purchaser shall provide to the Seller after the Closing an accounting of all sums received by the Purchaser under any of the Leases pursuant to which the Seller might be entitled to payments as provided in this Paragraph 8(b)(iv). Such accounting shall be provided monthly for the first fifteen (15) months after Closing, as such Additional Rent Items are reconciled with each tenant. If such accounting indicates that the Seller has received amounts under this Paragraph 8(b)(iv) that are in excess of the actual amounts due to the Seller, then the Seller shall promptly remit such excess to the Purchaser, and if such accounting indicates that the actual amounts due to the Seller are greater than the amounts received by the Seller under this Paragraph 8(b)(iv) then the Purchaser shall upon receipt of such excess amounts from the tenants, after all currently due amounts of Additional Rent for each such tenant have been paid, promptly remit the same to the Seller. Each party agrees to cooperate and provide reasonable documentation evidencing all adjustments required hereunder and the basis therefor upon request from the other party. The Seller shall cooperate with the Purchaser regarding 2003 reconciliations, including providing all information needed or requested by the Purchaser to perform and complete such reconciliations, to the extent the Seller has the same. The provisions of this Paragraph 8(b)(iv) shall survive Closing.

          (c) For any and all real estate taxes (including personal property taxes on personal property, if any, owned by the Seller), storm water charges, water charges and sewer rents, if any, that are paid by the Seller prior to the Closing, the Seller shall receive a credit for any amounts attributable to periods of time from and after the Closing Date. For any and all real estate taxes (including personal property taxes on personal property, if any, owned by the Seller), storm water charges, water charges and sewer rents, if any, that are to be paid by the Purchaser after the Closing, the Purchaser shall receive a credit for any amounts attributable to periods of time prior to the Closing Date. Any unfixed gas, electrical, water meter charges, if any, sewer rent and other utility charges in connection therewith, shall be estimated on the basis of the last meter reading to occur on or as close in time as possible to the Closing Date. The Seller agrees to use commercially reasonable efforts to have all such utilities meters read as of the Closing Date. All special assessments applicable to the Premises and paid prior to the Closing shall be prorated at Closing such that the Seller receives a credit in the amount of such special assessment applicable to the period of time from and after the Closing Date and the Purchaser receives a credit in the amount of such special assessment applicable to the period of time prior to the Closing Date. Notwithstanding the foregoing, any charges referred to above in this subsection (c) that are payable by a tenant directly to an assessing authority shall not be apportioned hereunder, and the Purchaser shall close the transactions contemplated hereby subject to any of such charges unpaid and the Purchaser shall look solely to the tenant responsible therefore for the payment of the same.

          (d) The Seller shall be credited with any prepayments under any Contracts assumed by the Purchaser.

          (e) The Purchaser shall be credited with the amount of all rental security deposits that are not transferred to the Purchaser at Closing.

          (f) At the Closing, the Purchaser shall receive a credit in the amount of any unpaid tenant improvement allowances and any free rent, and any leasing commissions, due with respect to any Leases.

          (g) At the Closing, the Seller and the Purchaser shall each pay one-half (1/2) of any closing escrow fee of the Title Insurer. The Seller shall pay for the following costs and expenses: (i) costs of the Title Commitment and title examination liens and fees, (ii) premiums due for the owners title insurance policy (including the costs of the Special Title Endorsements (as defined in APPENDIX A attached hereto) and any title endorsements providing insurance over any Title/Survey Objection), (iii) costs of the Survey, (iv) costs of the Searches, (v) all state, county and local conveyance and/or transfer taxes; and (vi) the updated Environmental Report.

          (h) At the Closing, Seller and the Purchaser shall jointly prepare and sign a preliminary closing statement (the "PRELIMINARY CLOSING STATEMENT") to reflect the adjustment of all items for which adjustment is required under this Paragraph 8. If there is an error on the Preliminary Closing Statement discovered within one (1) year after the Closing Date, or if, after the actual figures are available as to any items that were estimated on the Preliminary Closing Statement, it is determined that any actual proration or apportionment varies from the amount thereof reflected in the Preliminary Closing Statement, then the proration of apportionment shall be adjusted based on the actual figures within sixty (60) days after discovery of such error or determination of such actual figures, as the case may be. Either party owing the other party a sum of money based on such subsequent proration shall promptly pay said sum to the other party.

     9. ESCROW AMOUNT AND ESCROW AGENT'S POWERS. The Seller and the Purchaser acknowledge and agree that the Escrow Agent shall hold the Deposit pursuant to the terms and conditions of this Agreement, subject to the following:

          (a) the Escrow Agent shall act as a depository only and, pending settlement of the transaction contemplated by this Agreement, the Deposit shall be invested in an account bearing interest, and shall be disbursed in accordance with the terms of this Agreement, or as directed in writing by both the Seller and the Purchaser. Interest earned on the Deposit shall be deemed to be part of the Deposit.

          (b) In the event either the Seller or the Purchaser shall claim default under the terms of this Agreement, or if either the Seller or the Purchaser shall claim that it is entitled to the Deposit, then the Escrow Agent will not be required to deliver the Deposit or the interest thereon to either of the parties without the written consent of the other; or upon failure thereof, until the right of either of the parties to receive the Deposit or the interest shall be fully determined by a court of proper jurisdiction. Notwithstanding the foregoing, if the Purchaser notifies the Escrow Agent, on or before the expiration of the Due Diligence Period, that it has terminated this Agreement pursuant to Paragraph 3 hereof, then the Escrow Agent shall release the Deposit to the Purchaser without any notice to or direction from the Seller.

          (c) In the event of controversy or litigation arising out of this transaction which (i) results in any expense or attorney's fees to the Escrow Agent, by virtue of such claim or default, controversy or litigation, or (ii) requires a declaratory judgment by proper court as to the disbursement of said Deposit, the Escrow Agent is hereby authorized to deduct such expense or attorney's fees out of the sums held in escrow and to pay any remaining balance over to the party entitled thereto as agreed upon by the parties, or as directed by a court of competent jurisdiction.

          (d) The Seller and the Purchaser hereby release and discharge the Escrow Agent from all matters with respect to the subject matter hereof (except for negligence or intentional wrongdoing), and agree to indemnify and hold the escrow Agent harmless from and against all actual, out-of-pocket costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities of any kind or nature which, in good faith, the Escrow Agent may incur or sustain in connection with this Agreement, and without limiting the generality of the foregoing, the Escrow Agent shall not incur any liability due to a delay in the electronic wire transfer of funds or with respect to any action taken or omitted in reliance upon any instrument, including any written notice or instructions provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the trust and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement.

     10. EMINENT DOMAIN. In the event that at any time or from time to time prior to the Closing, any proceedings shall be commenced or consummated for the taking of any part or all of the Premises for public or quasi-public use pursuant to the power of eminent domain or otherwise, the Seller shall forthwith give written notice thereof to the Purchaser, provided, however, that the commencement or completion of the same shall have no effect on this Agreement unless the Purchaser by reason thereof elects, at its option, within fifteen
(15) days of receipt by it of the Seller's notice of such taking (and, if applicable, the Closing shall be extended to afford Purchaser such fifteen (15) day period), to cancel this Agreement by giving written notice thereof to the Seller to such effect, and upon the giving of such notice, the Escrow Agent shall promptly return the Deposit to the Purchaser, and this Agreement shall become null and void and of no further force or effect, with neither party having any further rights or liabilities hereunder, except for those obligations that, pursuant to the express terms hereof, survive the termination of this Agreement, provided that the Purchaser shall not have the right to cancel this Agreement pursuant to this Section 10 unless the taking is a "substantial" taking. A taking or condemnation of the Premises shall be deemed "substantial" if any one or more of the following shall be true: (i) such taking or condemnation materially adversely affects any right of access to the Premises,
(ii) such taking or condemnation involves more than the equivalent of Two Hundred and Fifty Thousand Dollars ($250,000.00) in value, (iii) such taking or condemnation gives any tenant of the Premises the right to cause the termination of its lease in whole or in part and such tenant exercises such right (provided that (A) the aforesaid fifteen (15) day period, and the Closing, if necessary, shall be extended for up to sixty (60) days in order to determine if any such tenants have in fact exercised such right; and tenants who have not elected by then shall be deemed to have exercised such right, and (B) for any tenant or tenants that in the aggregate lease not more than 5,000 square feet who have exercised (or have been deemed to have exercised) such option, the Seller may void the Purchaser's termination of the Agreement by having the Seller (guaranteed by David A. Mack) lease the space in question for not less than five
(5) years on all of the same terms and conditions as the terminated Lease or Leases), (iv) such taking or condemnation materially adversely affects any utility facilities serving the Premises, or (v) such taking or condemnation gives any tenant of the Premises the right to abate, offset or reduce the amount of rent payable under its lease other than during restoration, and if not included in the award, the Purchaser shall receive, at the Closing, an amount equal to the amount of abated rent during restoration. In the event that, notwithstanding the commencement of any such proceedings or the completion of any such taking, the Purchaser shall not elect to, or shall not have the right to, cancel this Agreement, then, the Seller shall consult with the Purchaser with respect to such proceedings and any and all settlement discussions with respect thereto (and if the settlement discussions are subsequent to the expiration of the Due Diligence Period, (x) the Seller shall allow the Purchaser to participate therein, and (y) the Seller shall not settle the same without the Purchaser's consent), and, upon Closing, the Seller shall pay if received or assign any and all rights of the Seller, in or to all awards and other compensation for any such taking to the Purchaser and the Purchaser shall close in accordance with this Agreement.

     11. OPERATION OF PREMISES PRIOR TO CLOSING. From and after the execution of this Agreement and until the Closing, the Seller shall:

          (a) operate the Premises in the ordinary course of business and in the same manner that the Seller has operated the Premises, provided, however, that the Seller shall not be obligated to enter into any new leases for vacant space unless the Purchaser agrees to pay all brokerage fees and tenant improvement allowances in connection therewith, and further provided that the Seller, shall not do, suffer or permit, or agree to do, suffer or permit, any of the following:

               (i) subsequent to the expiration of the Due Diligence Period, without obtaining the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, and shall be deemed given if the Purchaser does not respond within ten (10) business days after receipt of a written request therefor, enter into, amend, waive or diminish any rights under, or terminate or extend, any Lease or Contract;

               (ii) subsequent to the expiration of the Due Diligence Period, take any action that could affect title to the Premises;

               (iii) subsequent to the expiration of the Due Diligence Period, sell, encumber, create or grant any interest in the Premises or any part thereof in any form or manner whatsoever, or otherwise perform or permit any act which will diminish or otherwise affect the Purchaser's rights under this Agreement or which will prevent the Seller's full performance of its obligations hereunder; or

               (iv) remove from the Premises any of the fixtures thereon or any of the Tangible Personal Property other than in the ordinary course of business.

          If the Seller does anything under (i), (ii) or (iii) above prior to the expiration of the Due Diligence Period, the Seller shall so notify the Purchaser within three (3) business days thereafter, and the Purchaser shall have ten (10) days after written notice of the same from the Seller or the end of the Due Diligence Period, whichever is later, in which to terminate this Agreement, in which event the Deposit shall be returned to the Purchaser and neither the Purchaser nor the Seller shall have any further rights or liabilities hereunder, except for those obligations that, pursuant to the express terms hereof, survive the termination of this Agreement.

          (b) maintain or cause to be maintained in full force and effect liability, casualty and other insurance upon and in respect to the Premises against such hazards and in such amounts as are maintained on the date of execution of this Agreement;

          (c) notify the Purchaser promptly if the Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations and warranties of the Seller contained in this Agreement not true as of the Closing in any material respect;

          (d) promptly deliver to the Purchaser any and all notices and/or other written communications delivered to or received from (i) any tenant of the Premises, (ii) any party under any of the Contracts and/or the Licenses, and
(iii) any governmental authority;

          (e) perform or cause to be performed all material obligations of the lessor under the Leases, as the owner of the Premises under the Leases and as the owner of the Premises under any Contracts that the Purchaser elects to assume at the Closing; and

          (f) not apply any security deposits under any Leases other than in accordance with such Leases and to notify the Purchaser when the Seller has applied any security deposits.

          (g) Deliver notice of any litigation, arbitration or other proceeding or hearing (or upon receipt of any written notice of an intention to institute the same) before any court or governmental agency that affects the Premises.

     12. CASUALTIES. In the event of damage by fire or other casualty to the Premises prior to the Closing, this Agreement shall remain in full force and effect and in such event the Seller shall consult with Purchaser with respect to any settlement negotiations (and if the settlement negotiations are subsequent to the expiration of the Due Diligence Period, (i) the Seller shall allow the Purchaser to participate therein and (ii) the Seller shall not settle the same without the Purchaser's consent) with the applicable insurer and shall pay over (to the extent that the Seller has the same) and assign or cause to be paid over and assigned to the Purchaser at the Closing any and all proceeds and claims under any casualty insurance policies insuring the damaged property (and the Seller shall be responsible for any deductibles) or, if there are no valid and collectable casualty insurance policies in effect, the Seller shall pay the Purchaser the estimated amount (as reasonably determined by the Purchaser) to repair and restore the Premises to the same condition as existed immediately prior to such fire or other casualty and in all events to a condition required under applicable Legal Requirements and all Leases, up to the Purchase Price, provided that if such restoration amount is in excess of the Purchase Price, and the Seller elects, in its sole discretion, not to pay the difference, then the Purchaser shall have the right to terminate this Agreement in which event the Deposit shall be returned to the Purchaser and neither the Purchaser nor the Seller shall have any further rights or liabilities under this Agreement, except for those obligations that, pursuant to the express terms hereof, survive the termination of this Agreement. In addition, if the Closing occurs and it is reasonably anticipated that the amount of rental loss insurance proceeds that will be available will not cover the amount of abated rent during restoration, then the Seller will be responsible for any such shortfall that is attributable to any period after the Closing. The Seller and the Purchaser shall estimate any such shortfall at the Closing and reconcile the final amount when known, provided that such reconciliation shall assume that after the Closing, the Purchaser diligently and in good faith pursues such restoration to completion. Notwithstanding the foregoing, in the event of fire or other casualty to the Premises prior to the Closing that affects a "material" portion of the Premises that is not restored prior to the Closing to substantially the same condition as existed immediately prior to such casualty, (the Seller being under no obligation to restore any such damage), the Purchaser shall have the right, by written notice to the Seller within fifteen
(15) days after the Seller has notified the Purchaser that it will not restore the damage (and if applicable, the Closing shall be extended to afford the Purchaser such fifteen (15) day period), to terminate this Agreement, in which event the Deposit shall be returned to the Purchaser. If the Purchaser fails to so notify the Seller within said fifteen (15) day period, it will be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 12. For the purposes of this Paragraph 12, damage to the Premises shall be deemed to be "material" if any one or more of the following shall be true: (a) the estimated cost (as determined by the Seller and the Purchaser in good faith) to repair or restore the Premises in the condition required above shall exceed $300,000.00, or (b) any tenant shall have the right to terminate its lease or any portion thereof on account of such damage and has exercised such right (provided that (A) the aforesaid fifteen (15) day period and the Closing, if necessary, shall be extended for up to sixty (60) days in order to determine if any such tenants have in fact exercised such right; and tenants who have not elected by then shall be deemed to have exercised such right, and (B) for any tenant or tenants that in the aggregate lease not more than 5,000 square feet who have exercised (or have been deemed to have exercised) such option, the Seller may void the Purchaser's termination of the Agreement by having the Seller (guaranteed by David A. Mack) lease the space in question for not less than five (5) years on all of the same terms and conditions as the terminated Lease or Leases) Within ten (10) days of the Closing Date, the Seller shall deliver, at the Seller's cost and expense, to the Purchaser UCC, federal and state tax lien, judgment lien, litigation and bankruptcy searches of the Seller, for the following jurisdictions: (a) state of formation; (b) state and county in which the Premises are located; and (c) the state and county of the Seller's principal place of business (collectively, the "Searches"). The bankruptcy litigation and judgment lien searches shall include searches of all state and federal courts located in any of the foregoing jurisdictions. If any of the Searches discloses any matters that could affect the Seller's ownership interests in the Premises then the Seller shall procure the unconditional release, satisfaction or termination of the same prior to the Closing and provide evidence of such release, satisfaction and/or termination to the Purchaser on or before the Closing Date. If the Seller shall fail to procure such unconditional release, satisfaction or termination prior to the

Closing, then the Purchaser may elect to either (i) terminate this Agreement in which event the Deposit shall be immediately returned to the Purchaser and thereupon neither the Seller nor the Purchaser shall have any further rights, duties or obligations under this Agreement, except for obligations that, pursuant to the express terms of this Agreement, survive such termination, (ii) waive its objection and accept the Premises, subject to such matters, in which event this Agreement shall remain in full force and effect; provided, however, that if such matter can be removed with the payment of money, then the Purchaser shall have the right to deduct from the Purchase Price the amount of such matter, and any amount so deducted from the Purchaser Price shall be paid to the appropriate party in exchange for the release, satisfaction and/or termination of such matter; or (iii) sue the Seller for specific performance.

     13. CONDITION OF PREMISES. This Agreement is entered into upon the knowledge and inspection of the Purchaser as to the value and condition of the Premises and except as specifically set forth in this Agreement, the Seller makes no warranties, representations or promises whatsoever as to the character, quality, use, value, condition, occupation, or other matters relating thereto. Except to the extent otherwise provided in this Agreement, the Purchaser agrees that the Premises shall be in its "as is" condition as of the Closing Date. Without limiting the generality of the foregoing, the Purchaser's obligations under this Agreement shall not be affected, nor shall the Purchase Price hereunder be reduced, in the event that there is any change in the rent roll attached hereto as EXHIBIT F, including, without limitation, if any Leases are terminated or any tenants are in default under their Leases, except that if, as of the Closing, (i) either Stop & Shop or CVS are in bankruptcy, or (ii) there has been an adverse change in the condition of the Premises, or an adverse change in the rent roll attached hereto as EXHIBIT F, as a result of any improper actions by the Seller (including a default by the Seller), then the Purchaser shall have the right to terminate this Agreement, in which event the Deposit shall be returned to the Purchaser and neither the Purchaser nor the Seller shall have any further rights or obligations under this Agreement, except for those obligations that, by the express terms hereof, survive the termination of this Agreement.

     14. (a) THE SELLER'S REPRESENTATIONS. The Seller represents, unless otherwise stated, as of the date of this Agreement, to the Purchaser as follows:

               (i) The Seller has good and marketable title in fee simple to the Premises subject only to the Permitted Encumbrances.

               (ii) To Seller's Actual Knowledge, there are no legal or other actions, proceedings or governmental investigations pending or threatened which affect the Seller, and/or the Premises or which would materially adversely affect the ability of the Seller to carry out its obligations hereunder.

               (iii) The rent roll information set forth on EXHIBIT F attached hereto, listing all tenants of the Premises and their respective monthly rent, security deposit, lease term and any existing default, is complete and correct.
(A) To Seller's Actual Knowledge, there are no defaults under any of the Leases,
(B) to Seller's Actual Knowledge, all of the Leases are in full force and effect, (C) to Seller's Actual Knowledge, the Leases have not been amended or modified except as set forth on EXHIBIT F and there exist no agreements (other than the Leases) between the landlord under the Leases and the tenants under the Leases, (D) to Seller's Actual Knowledge, the tenants under the Leases are in occupancy of their premises and, based solely on the estoppels obtained by the Seller when it acquired the Premises, the tenants have accepted their premises, (E) to Seller's Actual Knowledge, all of the landlord obligations under the Leases have been satisfied, except as set forth on EXHIBIT F, (F) to Seller's Actual Knowledge, no rent, CAM Charges or other amounts due and payable under the Leases have been collected more than one (1) month in advance; and (G) all tenant security deposits are in the form of cash, and not in the form of a letter of credit, stock or any other form.

               (iv) To Seller's Actual Knowledge, there are no commissions, leasing fees or other compensation now or hereafter due or payable, or that could become due and payable, to any person, firm, corporation or other part with respect to any of the Leases, including, without limitation, the exercise by any tenant under any Lease of any right of first offer or refusal, expansion right or renewal right, except as set forth on EXHIBIT F.

               (v) There are no Contracts affecting the Premises other than those set forth on EXHIBIT G attached hereto and any contracts entered into by any tenants of the Premises. To Seller's Actual Knowledge, there are no defaults under any of the Contracts, and all of the Contracts are in full force and effect.

               (vi) To Seller's Actual Knowledge, EXHIBIT H is an accurate description of each of the Licenses, as amended and in effect, except for any Licenses that any tenants are required to obtain. To Seller's Actual Knowledge, each of the Licenses is in full force and effect and in good standing, and neither the Seller, nor any agent or employee of the Seller or has received notice of any intention on the part of the issuing authority to cancel, suspend or modify any of the Licenses or to take any action or institute any proceedings to effect such a cancellation, suspension or modification.

               (vii) The Seller has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by the Seller pursuant hereto, and all required action and approvals therefore have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of the Seller are and shall be duly authorized to sign the same on the Seller's behalf and to bind the Seller thereto. This Agreement and all documents to be executed pursuant hereto by the Seller are and shall be binding upon and enforceable against the Seller in accordance with their respective terms. The execution and delivery of this Agreement and the performance by the Seller of all transactions contemplated by this Agreement to be performed by the Seller (including the execution and delivery of all documents required by this Agreement to be executed and delivered by the Seller):

                       (A) Will not (i) breach any agreements, contractual covenants or restrictions between the Seller and any third party or affecting the Seller, or the Premises or (ii) create or cause to be created any mortgage, lien, encumbrance or charge on the Premises other than those permitted by this Agreement;

                       (B)  Are not threatened with invalidity or
unenforceability by any action, proceeding or investigation pending or threatened by or against the Seller and/or the Premises; and

                       (C) Will not result in a breach of or constitute a default or permit acceleration of maturity under any indenture, mortgage, deed of trust, loan agreement or other agreement to which the Seller and/or the Premises is subject or by which the Seller and/or the Premises is bound.

               (viii)  Intentionally Omitted.

               (ix) The entering into of this Agreement will not constitute or result in a violation or breach of any judgment, order, writ, injunction or decree imposed upon Seller and/or the Premises, or result in a violation of Seller's organizational documents, or any law, order, rule or regulation of any governmental authority applicable to Seller and/or the Premises. No approval, consent, order or authorization of, or designation, registration or filing with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Seller or Seller's performance under this Agreement. No bankruptcy, insolvency, rearrangement or similar actions or proceedings, whether voluntary or involuntary, are pending or threatened against Seller and Seller has no intention of filing or commencing any such action or proceeding, and Seller, has not made any general assignment for the benefit of creditors.

               (x) The Seller has good and marketable title to the Tangible Personal Property and each item thereof free and clear of liens, security interests, encumbrances, imperfections of title, claims, charges, leases and restrictions of every kind and description.

               (xi) Except for the Seller and the tenants under the Leases, there are no persons in possession or occupancy of the Premises or any part thereof, nor are there any persons who have any possessory rights in respect to the Premises or any part thereof.

               (xii) To the Seller's Actual Knowledge, without any investigation, the improvements on the Premises have been constructed and are presently used and operated in compliance with all Licenses, all Legal Requirements and all covenants, easements and restrictions affecting the Premises, and all obligations of the Seller and/or the Premises with regard to the Legal Requirements, covenants, easements and restrictions have been and are being performed in a proper and timely manner. To the Seller's Actual Knowledge, without any investigation, the interior and exterior structures of the Premises are in a good state of repair, free of leaks, structural defects and mold.

               (xiii) The Seller has not received any written notice of any violations of Legal Requirements in respect to the Premises which have not been entirely corrected.

               (xiv)   Intentionally Omitted.

               (xv) There is no existing, pending or, to the best of the Seller's Actual Knowledge, contemplated, threatened or anticipated (i) condemnation of any part of the Premises, (ii) widening, change of grade or limitation on use of streets abutting the Premises,

(iii) special tax or assessment to be levied against the Premises, (iv) change in the zoning classification of the Premises, or (v) change in the tax assessment of the Premises.

               (xvi) To the Seller's Actual Knowledge, based solely and except as disclosed in an environmental report entitled: "Environmental Investigation Summary, New Britain Stop & Shop Redevelopment Project, Corbin Avenue and West Main Street, New Britain, Connecticut", prepared by Marin Environmental, Inc. for Keystone Development Corporation, LLC, dated August 2002, Reference No:
A2-0264 and "Limited Environmental Site Assessment Update" for DAM NB, LLC dated May 23, 2003, prior to and during the Seller's ownership of the Premises, (i) no Hazardous Materials (as defined in Appendix attached hereto), have been located on the Premises or have been released into the environment, or discharged, placed or disposed of at, on or under the Premises; (ii) no underground storage tanks have been located on the Premises; (iii) the Premises has never been used as a dump for waste material; and (iv) the Premises and its prior uses comply with and at all times have complied with, any applicable governmental law, regulation or requirement relating to environmental and occupational health and safety matters and Hazardous Materials.

               (xvii) The Seller has not granted any right or option to purchase or acquire the Premises (other than Stop & Shop's right referred to in Paragraph 34 hereof).

               (xviii) The Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), the transaction contemplated hereby does not constitute a disposition of a U.S. real property interest by a foreign person, and at Closing no person, including without limitation, the Purchaser and its counsel and the Title Company, will be subject to the withholding requirements of Section 1445 of the Code.

               (xix)   The Seller has no employees.

               (xx) The Seller is a limited liability company duly formed and validly existing under the laws of the State of Connecticut.

               (xxi) The Seller owns all of the landlord's interest in the Leases and the property owner's interests in the Contracts, the Licenses and the Intangible Personal Property; and the Seller's interest and title therein has not been assigned, pledged or otherwise transferred, except to the Seller's present mortgagee, which will be released at Closing

          (b) THE PURCHASER'S REPRESENTATIONS. The Purchaser represents, unless otherwise stated, as of the date hereof and as of the Closing Date, to the Seller as follows:

               (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois.

               (ii) This Agreement constitutes the legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms. The Purchaser has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

               (iii) The Purchaser has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by the Purchaser pursuant hereto, and all required action and approvals therefore have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of the Purchaser are and shall be duly authorized to sign the same on the Purchaser's behalf and to bind the Purchaser thereto. This Agreement and all documents to be executed pursuant hereto by the Purchaser are and shall be binding upon and enforceable against the Purchaser in accordance with their respective terms. The execution and delivery of this Agreement and the performance by the Purchaser of all transactions contemplated by this Agreement to be performed by the Purchaser (including the execution and delivery of all documents required by this Agreement to be executed and delivered by the Purchaser);

                       (A) Will not breach any agreements, contractual covenants or restrictions between the Purchaser and any third party; and

                       (B)  Are not threatened with invalidity or
unenforceability by any action, proceeding or investigation pending or threatened by or against the Purchaser.

               (iv) The Purchaser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of the contemplated transactions.

               (v) To the Purchaser's knowledge, there is no pending proceeding that has been commenced against the Purchaser and that changes, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the herein contemplated transactions. To the Purchaser's knowledge, no such proceeding has been threatened.

     15.  DEFAULT.

          (a) If the Purchaser defaults with respect to any of the obligations herein imposed on it, and the Seller is not in default, and, if such default does not consist of the Purchaser's refusal to close, if such default is not cured by the Purchaser within fifteen (15) days after written notice thereof from the Seller (or a longer period of time (not to exceed a total of thirty
(30) days from said notice of default) if the Purchaser is diligently attempting to cure), then the Escrow Agent shall pay to the Seller and the Seller shall retain as liquidated damages, and as its sole and exclusive remedy under this Agreement, at law and in equity, the Deposit and the Purchaser shall forfeit all rights it may have to the Premises by virtue of this Agreement, and all rights and liabilities of the parties hereto by reason of this Agreement shall be deemed at an end, except for those obligations that, pursuant to the express terms of this Agreement, survive the termination of this Agreement. There shall be no cure periods if the default is a refusal to close.

          (b) If the Seller defaults with respect to any of its obligations under this Agreement, and the Purchaser is not in default, and, if such default does not consist of the Seller's refusal to close, if such default is not cured by the Seller within fifteen(15) days after written notice thereof from the Purchaser (or a longer period of time (not to exceed a total of thirty (30) days from said notice of default) if the Purchaser is diligently attempting to cure), then default hereunder and shall render this contract terminated and null and void at the option of the Seller. Such option to terminate this Agreement shall be exercised and made effective by the Seller's execution of a Notice of Termination of this Agreement and the filing of the same for recording in said Land Records, which Notice shall be required to be signed only by the Seller to be effective.

     20. CONFIDENTIALITY AGREEMENT. Seller and Purchaser agree to maintain the terms of this Agreement and all negotiations relating to the Premises in strict confidence. Without limiting the foregoing sentence, neither Seller nor Purchaser shall issue or cause to be issued any announcement, press release or other statement concerning the purchase price or any other aspect of the sale to the press or the general public without the prior written approval of the other party, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the provisions of this Paragraph 20 shall not apply (a) with respect to any information which was previously or is hereafter publicly disclosed (other than in violation of the provisions of this Paragraph 20), (b) if disclosure of this Agreement or the terms hereof are required to be disclosed by valid order of a court or other governmental body or by any Legal Requirements (including, without limitation, securities laws) and/or (c) to any disclosure of this Agreement or the terms hereof to the Seller's and/or the Purchaser's officers, directors, partners, members, affiliates, underwriters, consultants, lenders and potential lenders, advisers, attorneys, accountants and employees that have a need to know, are made aware of, and are instructed to comply with, this confidentiality provision; the Purchaser shall be responsible for any improper disclosure by any such party. The Seller acknowledges that the Purchaser intends to disclose this Agreement and the terms hereof in a filing with the SEC. This provision shall survive the Closing for five (5) years.

     21. NONWAIVER. The failure of the Seller or the Purchaser to insist upon strict performance of any of the provisions of this Agreement or to exercise any right herein conferred shall not be construed as a waiver for the future of any provision, but the same shall remain in full force and effect.

     22. BROKERS. The Purchaser and the Seller acknowledge that CB Richard Ellis is the broker which brought about this sale ("Broker"). The Purchaser and the Seller mutually represent to each that no other real estate broker was involved in or brought about this transaction by such party, and each party agrees to save, defend and hold harmless the other from any damages, fees or expenses incurred as a result of a breach of this representation. Seller shall be responsible for the payment of any fee, commission and/or other compensation due Broker in connection with the transaction contemplated by this Agreement. The provisions of this Section shall survive the Closing.

     23. NOTICES. Any and all notices or communications which are required to be sent, or which may be sent, pursuant to this Agreement by either party to the other shall be sent by recognized overnight delivery service, as follows:

          the Seller:    DAM NB, LLC
                         c/o David A. Mack Properties, LLC
                         30 Jelliff Lane
                         Southport, CT 06890
                         Fax: (203) 256-7787

          Copy To:       Peter S. Sorokin, Esq.
                         Rogin, Nassau, Caplan, Lassman & Hirtle, LLC
                         CityPlace I, 22nd Floor
                         Hartford, CT 06103-3460
                         Fax: (860) 278-2179

          the Purchaser: Inland Real Estate Acquisitions, Inc.
                         2901 Butterfield Road
                         Oak Brook, IL 60523
                         Attn: G. Joseph Cosenza
                         Fax: 630-218-4935

          Copy To:       The Inland Real Estate Group, Inc.
                         2901 Butterfield Road
                         Oak Brook, IL 60523
                         Attn: Michael J. Moran
                         Fax: 630-218-4900

or to such other persons and addresses which either party may from time to time notify the other. Notices shall be deemed effective upon delivery or on refusal to accept delivery, or one (1) day after delivery by facsimile with a confirmation the same day by overnight delivery.

     24. HEADINGS. The headings used herein are for convenience only and are not to be construed in interpreting this Agreement.

     25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26. EXHIBITS. The Exhibits and Appendices attached to this Agreement are incorporated herein and made a part hereof, as though fully set out herein.

     27. GOVERNING LAW. This Agreement shall be construed, enforced and governed in all respects by the laws of the State of Connecticut. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement has been prepared primarily by counsel for one of the parties hereto, it being recognized that both the Seller and the Purchaser (and their respective counsels) have contributed substantially and materially to the preparation of this Agreement.

     28. TIME OF THE ESSENCE. The parties agree that any rule of law or equity to the contrary notwithstanding, time is of the essence of this Agreement; provided, however, that whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or legal holiday, such time for performance shall be extended to the next business day.

     29. FURTHER ASSURANCES. The Seller and the Purchaser each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the Closing as shall be reasonably necessary or desirable to carry out this Agreement and consummate and effect the transactions contemplated hereby.

     30. NO THIRD PARTY BENEFITS. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective heirs, successors and assigns, and no third parties are intended to or shall have any rights hereunder.

     31. ASSIGNMENT. The Purchaser may not assign this Agreement or its rights hereunder, in whole or in part, to any party, except to Inland Retail Real Estate Trust, Inc., (the "TRUST"), Inland Retail Real Estate Limited Partnership (the "PARTNERSHIP") or any affiliate of the Purchaser, the Trust or the Partnership. The Seller may not assign this Agreement or any of its rights hereunder, in whole or in part, to any party.

     32. SEVERABILITY. If any provision or provisions in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of the Seller and the Purchaser that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Purchaser and the Seller under the remainder of this Agreement shall continue in full force and effect.

     33. LITIGATION. In the event of litigation between the parties with respect to the Premises, this Agreement, the performance of their respective obligations hereunder and/or the effect of a termination under this Agreement, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including, but not limited to, court costs and reasonable attorney's fees.

     34. STOP & SHOP'S RIGHT OF FIRST OFFER. The Purchaser acknowledges that pursuant to the existing lease with the Stop & Shop Supermarket Company ("STOP & SHOP"), Stop & Shop has a right to purchase the Premises, and accordingly the terms and conditions of this Agreement, together with the Purchaser's rights hereunder, shall be subject to such right in favor of Stop & Shop. No later than the end of the Due Diligence Period, the Seller shall deliver to the Purchaser a waiver by Stop & Shop of its right to buy the Premises or evidence that notice has been given and Stop & Shop has failed to exercise its right to buy pursuant to the terms of the Stop & Shop Lease. If the Seller fails to deliver such waiver or evidence, this Agreement shall be null and void, the Deposit shall be returned to the Purchaser, and neither the Purchaser nor the Seller shall have any further liabilities under this Agreement, except for those liabilities that, pursuant to the express provisions hereof, survive the termination of this Agreement. If Stop & Shop does not waive its right but fails to exercise its right to buy the Premises, then this Paragraph 34 shall have no further effect unless the Closing does not occur within six (6) months thereafter, in which case this Agreement shall again be subject to said purchase right in favor of Stop & Shop.

     35. THIRD PARTY EXCHANGES. The Purchaser and the Seller agree to cooperate with each other in order for the Seller and/or the Purchaser to accomplish a real estate exchange pursuant to Section 1031 of the Internal Revenue Code, including, if necessary to modify this Agreement, provided such exchanges do not cause the Purchaser or the Seller to incur any liability, do not require the Purchaser or the Seller to take title to any other property, do not delay the Closing and do not cause the Purchaser or the Seller to incur any additional cost or expense, other than nominal expense for their attorneys to review any applicable documents.

     36. COOPERATION. If requested by the Seller, the Purchaser agrees to cooperate with the Seller to restructure the sale of the property to minimize the Seller's taxes, provided that the Purchaser is reasonably satisfied with such structure and that such structure does not materially delay the Closing Date or cause the Purchaser to incur additional cost or expense, other than the expense for its attorney to review and revise the applicable documents.

     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                           PURCHASER:
                                           INLAND REAL ESTATE
                                           ACQUISITIONS, INC.


                                           By: /s/ G. Joseph Cosenza
                                              ----------------------
                                              Its President

                                           SELLER:
                                           DAM NB, LLC


                                           By: /s/ David A. Mack
                                              ------------------
                                              David A. Mack
                                              Its Manager

STATE OF: ILLINOIS
                     : SS.
COUNTY OF DuPAGE     :

     On this 15 day of August, 2003, personally appeared G. Joseph Cosenza, as President of Inland REAL Estate Acquisition, Inc., signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed of said corporation/partnership, before me

         "OFFICAL SEAL"                            /s/ Susan M. Maret
         Susan M. Maret                    ----------------------------------
   Notary Public, State of Illinois        Commissioner of the Superior Court
           Will County                     Notary Public
  My Commission Expires Nov. 1, 2003       My Commission Expires:  11/1/03
                                                                 -----------


STATE OF CONNECTICUT :
                     : SS.
COUNTY OF            :

     On this ___ day of _____________, 2003, personally appeared David A. Mack, as Manager for DAM NB, LLC and signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.


                                           ----------------------------------
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:
                                                                 -----------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                 [SEE ATTACHED]

              FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE C (Description)

PARCEL A
     A certain piece or parcel of land together with all buildings and improvements thereon located on Corbin Avenue and West Main Street in the City of New Britain, County of Hartford and State of Connecticut, and shown as "LAURA-HOWARD REALTY CO., INC. AREA = 179,954.82 S.F. OR AREA = 4.131 AC" on a certain survey map entitled: "PROPERTY BOUNDARY & EASEMENT PLAN PREPARED FOR MONTOWESE INDUSTRIAL PARK, INC., LAURA-HOWARD REALTY CO., INC. CORBIN AVE, & WEST MAIN ST. NEW BRITAIN, CT SCALE 1' = 50' DECEMBER 27, 1999 REVISED TO DECEMBER 11, 2002 SHEET: PLAN 3 KRATZERT, JONES & ASSOC. INC. CIVIL ENGINEERS - LAND SURVEYORS - SITE PLANNERS - BUILDING ENGINEERS 1755 MERIDEN-WATERBURY TURNPIKE, MILLDALE, CT. TEL 621-3638 KJA MAP #47-26", which map or survey is filed as Map Number 15639 in the office of the Town Clerk of New Britain, Connecticut as, and more particularly bounded and described as follows:

     Starting at the point of commencement, said point being the southwest corner of the parcel herein described along the northerly street line of West Main Street, thence N 08 DEG. 30' 21" E a distance of 400.00 feet to a point; thence S 80 DEG. 50' 46" E a distance of 382.34 feet to a point; thence S 10 DEG. 48' 39" W a distance of 216.63 feet to a point; thence S 79 DEG. 11' 21" E a distance of 94.01 feet to a point; thence S 11 DEG. 01' 15" W a distance of
238.20 feet to a point; thence N 73 DEG. 42' 17" W a distance of 161.35 feet to a point; thence N 73 DEG. 42' 17" W a distance of 300 feet to the point or place of beginning.

Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in volume 1342 at page 645.

PARCEL B

     A certain piece or parcel of land together with all buildings and improvements thereon located on Corbin Avenue and West Main Street in the City of New Britain, County of Hartford and State of Connecticut, and shown as "MONTOWESE INDUSTRIAL PARK, INC. AREA = 576,895.08 S.F. OR AREA = 13.244 AC" on a certain survey map entitled: "PROPERTY BOUNDARY & EASEMENT PLAN PREPARED FOR MONTOWESE INDUSTRIAL PARK, INC., LAURA-HOWARD REALTY CO., INC. CORBIN AVE. & WEST MAIN ST. NEW BRITAIN, CT SCALE 1' = 50' DECEMBER 27, 1999 REVISED TO DECEMBER 11, 2002 SHEET: PLAN 3 KRATZERT, JONES & ASSOC. INC. CIVIL ENGINEERS - LAND SURVEYORS - SITE PLANNERS - BUILDING ENGINEERS 1755 MERIDEN-WATERBURY TURNPIKE, MILLDALE, CT. TEL 621-3638 KJA MAP #47-26", which map or survey is filed as Map Number 15639 in the office of the Town Clerk of New Britain, Connecticut as, and more particularly bounded and described as follows:

     Starting at the point of commencement, said point near the northeast corner of parcel herein described and along the western boundary of land now or formerly of The Stanley Works and 213.71 feet north of land now or formerly of Acme Steel; thence S 10 DEG. 59' 20" W 213.71 feet to a point; thence N 79 DEG. 02' 47" W 61.50 feet to a point; thence S 10 DEG. 48' 39" W 288.17 feet to a point; thence S 78 DEG. 46' 35" E 71.50 feet to a point; thence S 09 DEG. 11' 13" W
439.95 feet to a point; thence N 73 DEG. 51' 20" W 142.13 feet to a point; thence S 08 DEG. 28' 13" W 230.00 feet to a point; thence N 73 DEG. 42' 17" W
109.20 feet to a point; thence N 11 DEG. 01' 15" E 238.20 feet to a point; thence N 79 DEG. 11' 21" W 94.01 feet to a point; thence N 10 DEG. 48' 39" E
216.63 feet to a point; thence N 80 DEG. 50' 46" W 382.34 feet to a point; thence N 08 DEG. 30' 21" E 193.71 feet to a point; thence along a curve to the right having the following dimensions, a delta of 24 DEG. 45' 16" with a radius length of 470.00 feet, an arc length of 203.06 feet'; thence N 33 DEG. 15' 34" E
334.04 feet to a point; thence S 84 DEG. 48' 06" E 186.63 feet to a point; thence N 05 DEG. 11' 54" E 50.08 feet to a point; thence N 33 DEG. 28' 27" E
56.72 feet to a point; thence S 84 DEG. 37' 52" E 262.33 feet to a point; thence S 05 DEG. 11' 54" W 148.79 feet to a point; thence S 85 DEG. 17' 26" E 61.30 feet to a point, said point at the point and place of commencement.

Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in volume 1342 at page 645.

Together with rights as set forth in a Declaration of Easements, Covenants and Agreements by and between Acme Packaging Corporation and N.B. Realty Corp., Inc. dated February 5, 1999 and recorded in volume 1297 at page 44.

the Purchaser shall have the right either to: (i) demand an immediate refund of the Deposit from the Escrow Agent, and upon receipt of same this Agreement shall be null and void, or (ii) to sue for specific performance of this Agreement. There shall be no cure periods if the default is a refusal to close. Notwithstanding the foregoing, in the event that the Seller's default, failure to comply or breach of this Agreement shall be due to or on account of any intentional act of the Seller or any of its employees, agents, representatives, shareholders, members of partners, or if the Seller makes any intentional misrepresentation under this Agreement, then, in addition to the other rights and remedies available to the Purchaser as set forth above, the Seller shall, if the Purchaser has terminated this Agreement, immediately upon demand, reimburse the Purchaser for any and all out-of-pocket costs and expenses suffered or incurred by the Purchaser in connection with the transaction contemplated under this Agreement, including without limitation, all costs and expenses incurred by the Purchaser in connection with its due diligence review of the Premises.

     16. INDEMNITY. For a period of one year after the Closing Date, the Seller hereby agrees to indemnify and hold the Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("LOSSES"), arising out of, or in any way relating to any breach of any representation, warranty or covenant of the Seller contained in this Agreement or in any certificate, instrument or other document delivered pursuant hereto. For a period of one (1) year after the Closing, the Purchaser hereby agrees to indemnify and hold the Seller, and their affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from any and all Losses arising out of, or in any way relating any breach of any representation, warranty or covenant of the Purchaser contained in this Agreement or in any certificate, instrument or other document delivered pursuant hereto This Paragraph 16 shall survive the Closing. This Paragraph 16 shall not limit or restrict the provisions of Paragraph 8 hereof regarding adjustments and reconciliations.

     17. ENTIRE AGREEMENT. This Agreement contains the entire agreement by and between the parties hereto affecting the Premises and supersedes any and all previous agreements, written or oral, between said parties. If two or more persons or entities constitute either the Seller or the Purchaser, the word "THE SELLER" or the word "THE PURCHASER" shall be construed to mean the plural unless the context clearly indicates a contrary intent. Unless otherwise specifically provided herein, pronouns of any gender shall include the other gender wherever the sense of this Agreement requires them to.

     18. SUCCESSION. The rights and obligations contained herein shall be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the parties hereto.

     19. OPTIONAL TERMINATION UPON RECORDING. The Purchaser agrees that it shall not file this Agreement on the City of New Britain Land Records or elsewhere. In the event the Purchaser violates this provision by so filing for recording, such act shall be deemed to be a default hereunder and shall render this contract terminated and null and void at the option of the Seller. Such option to terminate this Agreement shall be exercised and made effective by the Seller's execution of a Notice of Termination of this Agreement and the filing of the same for recording in said Land Records, which Notice shall be required to be signed only by the Seller to be effective.

     20. CONFIDENTIALITY AGREEMENT. Seller and Purchaser agree to maintain the terms of this Agreement and all negotiations relating to the Premises in strict confidence. Without limiting the foregoing sentence, neither Seller nor Purchaser shall issue or cause to be issued any announcement, press release or other statement concerning the purchase price or any other aspect of the sale to the press or the general public without the prior written approval of the other party, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the provisions of this Paragraph 20 shall not apply (a) with respect to any information which was previously or is hereafter publicly disclosed (other than in violation of the provisions of this Paragraph 20), (b) if disclosure of this Agreement or the terms hereof are required to be disclosed by valid order of a court or other governmental body or by any Legal Requirements (including, without limitation, securities laws) and/or (c) to any disclosure of this Agreement or the terms hereof to the Seller's and/or the Purchaser's officers, directors, partners, members, affiliates, underwriters, consultants, lenders and potential lenders, advisers, attorneys, accountants and employees that have a need to know, are made aware of, and are instructed to comply with, this confidentiality provision; the Purchaser shall be responsible for any improper disclosure by any such party. The Seller acknowledges that the Purchaser intends to disclose this Agreement and the terms hereof in a filing with the SEC. This provision shall survive the Closing for five (5) years.

     21. NONWAIVER. The failure of the Seller or the Purchaser to insist upon strict performance of any of the provisions of this Agreement or to exercise any right herein conferred shall not be construed as a waiver for the future of any provision, but the same shall remain in full force and effect.

     22. BROKERS. The Purchaser and the Seller acknowledge that CB Richard Ellis is the broker which brought about this sale ("Broker"). The Purchaser and the Seller mutually represent to each that no other real estate broker was involved in or brought about this transaction by such party, and each party agrees to save, defend and hold harmless the other from any damages, fees or expenses incurred as a result of a breach of this representation. Seller shall be responsible for the payment of any fee, commission and/or other compensation due Broker in connection with the transaction contemplated by this Agreement. The provisions of this Section shall survive the Closing.

     23. NOTICES. Any and all notices or communications which are required to be sent, or which may be sent, pursuant to this Agreement by either party to the other shall be sent by recognized overnight delivery service, as follows:

          the Seller:    DAM NB, LLC
                         c/o David A. Mack Properties, LLC
                         30 Jelliff Lane
                         Southport, CT 06890
                         Fax: (203) 256-7787

          Copy To:       Peter S. Sorokin, Esq.
                         Rogin, Nassau, Caplan, Lassman & Hirtle, LLC
                         CityPlace I, 22nd Floor
                         Hartford, CT 06103-3460
                         Fax: (860) 278-2179

          the Purchaser: Inland Real Estate Acquisitions, Inc.
                         2901 Butterfield Road
                         Oak Brook, IL 60523
                         Attn: G. Joseph Cosenza
                         Fax: 630-218-4935

          Copy To:       The Inland Real Estate Group, Inc.
                         2901 Butterfield Road
                         Oak Brook, IL 60523
                         Attn: Michael J. Moran
                         Fax: 630-218-4900

or to such other persons and addresses which either party may from time to time notify the other. Notices shall be deemed effective upon delivery or on refusal to accept delivery, or one (1) day after delivery by facsimile with a confirmation the same day by overnight delivery.

     24. HEADINGS. The headings used herein are for convenience only and are not to be construed in interpreting this Agreement.

     25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26. EXHIBITS. The Exhibits and Appendices attached to this Agreement are incorporated herein and made a part hereof, as though fully set out herein.

     27. GOVERNING LAW. This Agreement shall be construed, enforced and governed in all respects by the laws of the State of Connecticut. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement has been prepared primarily by counsel for one of the parties hereto, it being recognized that both the Seller and the Purchaser (and their respective counsels) have contributed substantially and materially to the preparation of this Agreement.

     28. TIME OF THE ESSENCE. The parties agree that any rule of law or equity to the contrary notwithstanding, time is of the essence of this Agreement; provided, however, that whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or legal holiday, such time for performance shall be extended to the next business day.

     29. FURTHER ASSURANCES. The Seller and the Purchaser each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the Closing as shall be reasonably necessary or desirable to carry out this Agreement and consummate and effect the transactions contemplated hereby.

     30. NO THIRD PARTY BENEFITS. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective heirs, successors and assigns, and no third parties are intended to or shall have any rights hereunder.

     31. ASSIGNMENT. The Purchaser may not assign this Agreement or its rights hereunder, in whole or in part, to any party, except to Inland Retail Real Estate Trust, Inc., (the "TRUST"), Inland Retail Real Estate Limited Partnership (the "PARTNERSHIP") or any affiliate of the Purchaser, the Trust or the Partnership. The Seller may not assign this Agreement or any of its rights hereunder, in whole or in part, to any party.

     32. SEVERABILITY. If any provision or provisions in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of the Seller and the Purchaser that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Purchaser and the Seller under the remainder of this Agreement shall continue in full force and effect.

     33. LITIGATION. In the event of litigation between the parties with respect to the Premises, this Agreement, the performance of their respective obligations hereunder and/or the effect of a termination under this Agreement, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including, but not limited to, court costs and reasonable attorney's fees.

     34. STOP & SHOP'S RIGHT OF FIRST OFFER. The Purchaser acknowledges that pursuant to the existing lease with the Stop & Shop Supermarket Company ("STOP & SHOP"), Stop & Shop has a right to purchase the Premises, and accordingly the terms and conditions of this Agreement, together with the Purchaser's rights hereunder, shall be subject to such right in favor of Stop & Shop. No later than the end of the Due Diligence Period, the Seller shall deliver to the Purchaser a waiver by Stop & Shop of its right to buy the Premises or evidence that notice has been given and Stop & Shop has failed to exercise its right to buy pursuant to the terms of the Stop & Shop Lease. If the Seller fails to deliver such waiver or evidence, this Agreement shall be null and void, the Deposit shall be returned to the Purchaser, and neither the Purchaser nor the Seller shall have any further liabilities under this Agreement, except for those liabilities that, pursuant to the express provisions hereof, survive the termination of this Agreement. If Stop & Shop does not waive its right but fails to exercise its right to buy the Premises, then this Paragraph 34 shall have no further effect unless the Closing does not occur within six (6) months thereafter, in which case this Agreement shall again be subject to said purchase right in favor of Stop & Shop.

     35. THIRD PARTY EXCHANGES. The Purchaser and the Seller agree to cooperate with each other in order for the Seller and/or the Purchaser to accomplish a real estate exchange pursuant to Section 1031 of the Internal Revenue Code, including, if necessary to modify this Agreement, provided such exchanges do not cause the Purchaser or the Seller to incur any liability, do not require the Purchaser or the Seller to take title to any other property, do not delay the Closing and do not cause the Purchaser or the Seller to incur any additional cost or expense, other than nominal expense for their attorneys to review any applicable documents.

     36. COOPERATION. If requested by the Seller, the Purchaser agrees to cooperate with the Seller to restructure the sale of the property to minimize the Seller's taxes, provided that the Purchaser is reasonably satisfied with such structure and that such structure does not materially delay the Closing Date or cause the Purchaser to incur additional cost or expense, other than the expense for its attorney to review and revise the applicable documents.

     IN WITNESS WHEREOF, the Seller and the Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                           PURCHASER:
                                           INLAND REAL ESTATE
                                           ACQUISITIONS, INC.


                                           By: /s/ G. Joseph Cosenza
                                              ----------------------
                                              Its President

                                           SELLER:
                                           DAM NB, LLC


                                           By: /s/ David A. Mack
                                              ----------------------
                                              David A. Mack
                                              Its Manager

STATE OF : ILLINOIS
                     :  ss.
COUNTY OF DuPAGE     :

     On this 15 day of August, 2003, personally appeared G. Joseph Cosenza as President of Inland REAL Estate Acquisition, Inc., signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed of said corporation/partnership, before me

            "OFFICIAL SEAL"                        /s/ Susan M. Maret
            Susan M. Maret                 ----------------------------------
   Notary Public, State of Illinois        Commissioner of the Superior Court
             Will County                   Notary Public
  My Commission Expires Nov. 1, 2003       My Commission Expires:  11/1/03
                                                                 -----------


STATE OF CONNECTICUT :
                     :  ss.
COUNTY OF            :

     On this ____ day of ___________, 2003, personally appeared David A. Mack, as Manager for DAM NB, LLC and signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.


                                           ----------------------------------
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:
                                                                 -----------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                 [SEE ATTACHED]

              Fidelity National Title Insurance Company of New York
                            SCHEDULE C (Description)


PARCEL A

     A certain piece or parcel of land together with all buildings and improvements thereon located on Corbin Avenue and West Main Street in the City of New Britain, County of Hartford and State of Connecticut, and shown as "LAURA-HOWARD REALTY CO., INC. AREA = 179,954.82 S.F. OR AREA = 4.131 AC" on a certain survey map entitled: "PROPERTY BOUNDARY & EASEMENT PLAN PREPARED FOR MONTOWESE INDUSTRIAL PARK, INC., LAURA-HOWARD REALTY CO., INC. CORBIN AVE. & WEST MAIN ST. NEW BRITAIN, CT SCALE 1' = 50' DECEMBER 27, 1999 REVISED TO DECEMBER 11, 2002 SHEET: PLAN 3 KRATZERT, JONES & ASSOC. INC. CIVIL ENGINEERS - LAND SURVEYORS - SITE PLANNERS - BUILDING ENGINEERS 1755 MERIDEN-WATERBURY TURNPIKE, MILLDALE, CT. TEL 621-3638 KJA MAP #47-26", which map or survey is filed as Map Number 15639 in the office of the Town Clerk of New Britain, Connecticut as, and more particularly bounded and described as follows:

     Starting at the point of commencement, said point being the southwest corner of the parcel herein described along the northerly street line of West Main Street, thence N 08 DEG. 30' 21" E a distance of 400.00 feet to a point; thence S 80 DEG. 50' 46" E a distance of 382.34 feet to a point; thence S
10 DEG. 48' 39" W a distance of 216.63 feet to a point; thence S 79 DEG.
11' 21" E a distance of 94.01 feet to a point; thence S 11 DEG. 01' 15" W a distance of 238.20 feet to a point; thence N 73 DEG. 42' 17" W a distance of
161.35 feet to a point; thence N 73 DEG. 42' 17" W a distance of 300 feet to the point or place of beginning.

Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in volume 1342 at page 645.


PARCEL B

     A certain piece or parcel of land together with all buildings and improvements thereon located on Corbin Avenue and West Main Street in the City of New Britain, County of Hartford and State of Connecticut, and shown as "MONTOWESE INDUSTRIAL PARK, INC. AREA = 576,895.08 S.F. OR AREA = 13.244 AC" on a certain survey map entitled: "PROPERTY BOUNDARY & EASEMENT PLAN PREPARED FOR MONTOWESE INDUSTRIAL PARK, INC., LAURA-HOWARD REALTY CO., INC. CORBIN AVE. & WEST MAIN ST. NEW BRITAIN, CT SCALE 1' = 50' DECEMBER 27, 1999 REVISED TO DECEMBER 11, 2002 SHEET: PLAN 3 KRATZERT, JONES & ASSOC. INC. CIVIL ENGINEERS - LAND SURVEYORS - SITE PLANNERS - BUILDING ENGINEERS 1755 MERIDEN-WATERBURY TURNPIKE, MILLDALE, CT. TEL 621-3638 KJA MAP #47-26", which map or survey is filed as Map Number 15639 in the office of the Town Clerk of New Britain, Connecticut as, and more particularly bounded and described as follows:

     Starting at the point of commencement, said point near the northeast corner of

Form 26-07-505-93 (6/93)
parcel herein described and along the western boundary of land now or formerly of The Stanley Works and 213.71 feet north of land now or formerly of Acme Steel; thence S 10 DEG. 59' 20" W 213.71 feet to a point; thence N 79 DEG. 02' 47" W 61.50 feet to a point; thence S 10 DEG. 48' 39" W 288.17 feet to a point; thence S 78 DEG. 46' 35" E 71.50 feet to a point; thence S 09 DEG. 11' 13" W
439.95 feet to a point; thence N 73 DEG. 51' 20" W 142.13 feet to a point; thence S 08 DEG. 28' 13" W 230.00 feet to a point; thence N 73 DEG. 42" 17" W
109.20 feet to a point; thence N 11 DEG. 01' 15" E 238.20 feet to a point; thence N 79 DEG. 11' 21" W 94.01 feet to a point; thence N 10 DEG. 48' 39" E
216.63 feet to a point; thence N 80 DEG. 50' 46" W 382.34 feet to a point; thence N 08 DEG. 30' 21" E 193.71 feet to a point; thence along a curve to the right having the following dimensions, a delta of 24 DEG. 45' 16" with a radius length of 470.00 feet, an arc length of 203.06 feet'; thence N 33 DEG. 15' 34" E
334.04 feet to a point; thence S 84 DEG. 48' 06" E 186.63 feet to a point; thence N 05 DEG. 11' 54" E 50.08 feet to a point; thence N 33 DEG. 28' 27" E
56.72 feet to a point; thence S 84 DEG. 37' 52" E 262.33 feet to a point; thence S 05 DEG. 11' 54" W 148.79 feet to a point; thence S 85 DEG. 17' 26" E 61.30 feet to a point; said point at the point and place of commencement.

Together with rights as set forth in a Reciprocal Easement Agreement by and between Laura-Howard Realty Company, Inc. and Montowese Industrial Park, Inc. dated February 28, 2000 and recorded in volume 1342 at page 645.

Together with rights as set forth in a Declaration of Easements, Covenants and Agreements by and between Acme Packaging Corporation and N.B. Realty Corp., Inc. dated February 5, 1999 and recorded in volume 1297 at page 44.


Form 26-07-505-93 (6/93)

                                    EXHIBIT B

                         FORM OF TENANT ESTOPPEL LETTER

TO: Inland Real Estate Acquisitions, Inc., and its successors and assigns [Name of Prospective Property Owner], and its successors and assigns 2901 Butterfield Road
     Oak Brook, Illinois 60523

RE:  [ADDRESS OF THE PROPERTY] (the "Property")

Ladies and Gentlemen:

     The following statements are made with the knowledge that Inland Real Estate Acquisitions, Inc., [Name of Prospective Property Owner], and their respective successors and assigns (individually and collectively, as applicable, "Purchaser"), their respective lenders and/or investors are relying on them in connection with the acquisition of the Property by Purchaser and, in connection therewith, the assignment of the Lease (defined below) to Purchaser, and Purchaser and its respective lenders, successors, assigns and successor owners of the Property may rely on such statements for that purpose.

     The undersigned ("Tenant"), being the Tenant under the Lease covering certain premises (the "Leased Premises") in the Property, hereby certifies, represents, warrants, covenants and agrees as follows:

     1. Tenant is the tenant under a Lease with ___________ ("Landlord") dated ____________________ [INSERT THE TITLE AND DATE OF, AND DATE OF ALL AMENDMENTS, MODIFICATIONS AND ANY OTHER AGREEMENTS RELATING TO, THE LEASE, i.e., as amended by that certain First Amendment, dated ________________ ...] (collectively, the Lease). The Lease demises to Tenant approximately ______________ (_____________) square feet in the Property. The initial term of the Lease commenced on ____________, 20___, and will expire on ______________, __________, exclusive of unexercised renewal options and extension options contained in the Lease. Tenant has ____ options to extend the term of the Lease for ____ years. There have been no other amendments, modifications, revisions or supplements to the Lease, and there are no other agreements of any kind between Landlord and Tenant regarding the Leased Premises.

     2. The Lease has been duly authorized and executed by Tenant and is in good standing and in full force and effect. Attached is a true, correct and complete copy of the Lease.

     3. Tenant has accepted, is in sole possession of, and is presently occupying the Leased Premises. The Lease has not been hypothecated or assigned by operation of law or otherwise by Tenant and no subleases, concession agreement, license, use or other occupancy agreement covering the Leased Premises, or any portion of the Leased Premises, has been entered into by Tenant except ________________________.

     4. Tenant commenced paying rent on __________, 20___. Tenant is currently obligated to pay fixed or base rent under the Lease in the annual amount of ____________ Dollars ($_______), payable in advance, in equal monthly installments of ____________ Dollars ($_______). The Lease provides for Tenant to pay to Landlord as additional rent ______ percent (_____%) of operating expenses, common area maintenance charges, insurance premiums and real property taxes ("Tenant's Share"). Tenant currently is paying, monthly, in advance, as additional rent under the Lease, equal installments (as estimated by Landlord pursuant to the Lease) of the Tenant's Share in the amount of $_____________. Percentage Rent for the last fiscal year of Tenant ending _____, 20____ in the amount of ___________ Dollars ($_______), based on Tenant's gross receipts (as defined in the Lease) of ($________), has been paid by Tenant to Landlord. All rent has been paid under the Lease through ______________, 20___. No rent under the Lease has been paid more than (1) month in advance, and no other sums have been deposited with Landlord other than _______________ Dollars ($________) deposited as security under the Lease. Such security deposit is not subject to any set-off or reduction or any increase for interest or other credit due to Tenant. Tenant is entitled to no rent abatement, concessions, free rent, allowances for improvements, refurbishment or otherwise or other similar compensation in connection with renting the Leased Premises except as follows:
___________________. Tenant has no setoffs, claims or defenses to the enforcement of the Lease by Landlord and no deductions or credits against rent under the Leases except as follows: _______________________. Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, nor has Landlord provided financing for, made loans or advances to, or invested in Tenant's business.

     5. Neither Landlord nor Tenant is in default under the Lease beyond any applicable cure period and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default. As of the date of this estoppel certificate, there is no dispute between Landlord and Tenant, and there is no litigation between Landlord and Tenant with respect to the Lease or the Leased Premises, and there has been no litigation between Landlord (or any predecessor landlord) and Tenant with respect to the Lease or the Leased Premises or Tenant's use and occupancy thereof. Tenant has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, order or directives relating to use, operation or condition of the Leased Premises or the Property.

     6. Except as specifically stated in the Lease, Tenant has not been granted (a) any option to extend the term of the Lease, (b) any option to expand the Leased Premises or to lease additional space within the Property, (c) any right of first refusal on any space at the Property, or (d) any option or right of first refusal to purchase the Leased Premises or the Building or any part thereof. Tenant has no option to terminate the Lease as to the Leased Premises or any part or portion thereof prior to its stated expiration except as follows:
_____________________________.

     7. All obligations and conditions under the Lease to be performed to date by Landlord have been satisfied, free of defenses and set-offs, including all construction work and tenant improvements in the Leased Premises, and Landlord has made all contributions, if any, required of Landlord under the Leases. Landlord is not obligated to provide or construct any further tenant improvements or other tenant allowances except as follows:

     8. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Leased Premises or the Leases or the rents thereunder except _________________. Tenant has not (a) applied for the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of the Property,
(b) admitted in writing its inability to pay its debts as they become due, (c) made a general assignment for the benefit of its creditors, (d) filed a voluntary petition or commenced a voluntary case or proceeding under the Federal Bankruptcy Code, (e) been adjudicated a bankrupt or insolvent, (f) filed a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) received any notice of any petition filed against it in an involuntary case or proceeding under the

Federal Bankruptcy Code, or (h) taken any corporate, partnership, limited liability company or other action for the purpose of effecting any of the foregoing.

     EXECUTED as of the _____ day of _____________, 2003.

TENANT

-----------------------, d/b/a ----------------

-----------------------,

By:
Name:
Title:

     The undersigned Guarantors of the Lease hereby certifies as of the date hereof to Purchaser and its successors and assigns, and their lenders and/or investors, and their successors and assigns, that that certain Guaranty of Lease made by Guarantors for the benefit of Landlord and dated _______________, is in full force and effect and has not been amended or modified and that the undersigned Guarantors have no claims or defenses under such Guaranty or Lease or otherwise is respect to their performance in full of all terms, covenants, conditions and agreements of such Guaranty of Lease.


                                           -----------------------------------

                                           -----------------------------------

                                   EXHIBIT B-1

                            FORM OF LANDLORD ESTOPPEL

TO:  Inland Real Estate Acquisitions, Inc. (or its nominee) ("Purchaser")

RE:  __________________________ ("Tenant")

     Tenant leases that certain space consisting of approximately ____________ square feet (the "Premises") located at ___________________________ (the "Shopping Center"), pursuant to that certain lease dated ____________ by and between Tenant and ___________________ (the "Landlord") [INSERT REFERENCES TO ALL AMENDMENTS](hereinafter collectively referred to as the "Lease").

          1. The tenant is in occupancy of the demised premises and is open for business.

          2. The Lease is in full force and effect and to the best of Landlord's knowledge has not been assigned, modified, supplemented or amended in any way and there are no other agreements between the parties thereto, except as set forth above.

          3.   The commencement date of the term of the Lease is ______________.

          4. The expiration date of the term of the Lease is ________________. The tenant has no rights to renew or extend the term of the Lease except as follows: _______________________________________. Tenant has no right to terminate the Lease as to the demised premises or any part thereof prior to its stated expiration except as expressly set forth in the Lease.

          5. To the best of Landlord's knowledge, all obligations and conditions of the Lease to be performed by the Landlord and necessary to the enforceability of the Lease have been satisfied, including the completion of any improvements and/or payment of tenant allowances. The Landlord is not obligated to provide or construct any further tenant improvements or other tenant allowances. On this date, to the best of Landlord's knowledge there are no existing defaults by the Landlord, and there are no defenses, offsets, claims or credits which the Tenant has against the enforcement of the Lease by the Landlord. Tenant has no option to purchase, right of first refusal, right of first offer, right to expand or other rights to encumber the property other than as set forth in the Lease. To the best of Landlord's knowledge, Tenant is not in default of the Lease.

          6. That monthly rent in the amount of $____________________ is payable on the ____ day of each month during the Lease term. No rents have been prepaid more than one (1) month in advance and full rental, including minimum base rent, has commenced to accrue and has been paid through the date of ____________.

          7. Tenant is current as of the date hereof in its payment of Tenant's proportionate share of Common Area Maintenance (CAM) charges, real estate taxes and insurance charges. Tenant's most recent payment of CAM charges was in the amount of _____________, paid to landlord or its agent on _________________; Tenant's most recent payment of real estate taxes was in the amount of _________, paid to Landlord or its agent on ______________ and Tenant's most recent payment of insurance charges was in the amount of ______________, paid to Landlord or its agent on _________________________.

          8. Percentage Rent is payable under the Lease at a rate of _____% of gross sales in excess of $_______________. Percentage Rent for Calendar Year ____ was _________ and was paid to Landlord on __________________. [If there is no percentage rent payable under the Lease please so indicate by filing in N/A or 0 for the applicable percentage.]

          9. The tenant has paid to the landlord a security deposit in the amount of $____________.

          10. That as of the date hereof, Landlord has received no written notice of any actions, whether voluntary or otherwise, pending against the Tenant by Tenant, under the bankruptcy or insolvency laws of the United States or any state thereof.

          11.  To the best of Landlord's knowledge, the Lease has not been hypothecated or assigned by operation of law or otherwise by tenant and no sublease, concession agreement, license, use or other occupancy agreement covering any portion of the demises premises has been entered into by tenant, except:
     _________________________________.

       The foregoing statements and certifications are made with the knowledge that Inland Real Estate Acquisitions, Inc., its nominee, and their respective successors and assigns (individually and collectively, as applicable, "Buyer"), their respective lenders and/or investors are relying on them in connection with the acquisition of the property by Buyer and, in connection therewith, the assignment of the Lease to Buyer, and Buyer and its respective lenders, successors, assigns and successor owners of the Property may rely on such statements for that purpose.

     EXECUTED under seal as of this ______ day of ____________________, 2003.

ATTEST/WITNESS:                        --------------------------------------


                                       By:
--------------------------                 ------------------------
                                             Name:
                                             Title:

                                   EXHIBIT B-2
                   ACCEPTABLE CHANGES TO TENANT ESTOPPEL FORM

1.   Deletion of the 8th sentence of Paragraph 4.

2.   Having Paragraphs 5 and 7 be to the best of the Tenant's knowledge.

3.   Adding, at the end of the 2nd sentence of Paragraph 5, " ..., except ____."

4.   Deletion of Paragraph 6.

5. Deletion of the Guarantor certification, unless the Guarantor is obligated to provide an estoppel in which event such certification shall be required.

                                    EXHIBIT C

                              FORM OF BILL OF SALE

     This BILL OF SALE (the "Bill of Sale") is made and entered into this _____ day of ______________, 2003 by ____________________________, a
__________________________ ("ASSIGNOR") and ____________________________, a
___________________________ ("ASSIGNEE").

                                R E C I T A L S:

     A. Assignor and Assignee have entered into that certain Agreement of Purchase and Sale dated as of ____________, 2003 (the "PURCHASE AGREEMENT") relating to the sale of that certain tract of land together with the improvements thereon (the "PROPERTY") located at _______________________, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     B. In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this Bill of Sale assigning all of Assignor's right, title and interest in and to the items identified below to Assignee.

          NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

     1. RECITALS; DEFINED TERMS. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used in this Assignment and not defined herein but defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement.

     2. ASSIGNMENT. Assignor does hereby assign, transfer, convey and set over to Assignee all of Assignor's right, title and interest in, to and under all Tangible Personal Property. Assignor hereby represents and warrants to Assignee that Assignor is the absolute owner of said personal property that said personal property is free and clear of all liens, charges and encumbrances, and that Assignor has full right, power and authority to sell said personal property and to make this Bill of Sale. ALL WARRANTIES OF QUALITY, FITNESS, AND MERCHANTABILITY ARE HEREBY EXCLUDED.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed as of the day and year first above written.

                                           ASSIGNOR:

                                           -------------------------------

NOTARY

                                    EXHIBIT D

                               GENERAL ASSIGNMENT

     This GENERAL ASSIGNMENT (the "ASSIGNMENT") is made and entered into this _____ day of ___________, 200___ by _____________________, a Delaware limited liability company ("ASSIGNOR") and ____________________________, a
____________________________ ("ASSIGNEE").

                                R E C I T A L S:

     A. Assignor and Assignee have entered into that certain Agreement of Purchase and Sale dated as of ___________, 2003 (the "PURCHASE AGREEMENT") relating to the sale of that certain tract of land together with the improvements thereon (the "PROPERTY") located at ______________________________, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     B. In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this general Assignment assigning all of Assignor's right, title and interest in and to the items identified below to Assignee.

          NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

     1. RECITALS; DEFINED TERMS. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used in this Assignment and not defined herein but defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement.

     2. ASSIGNMENT BY ASSIGNOR. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to all of the contracts, licenses, warranties, permits, intangible personal property and other items listed on EXHIBIT B attached hereto and made part hereof (collectively, the "Assigned Property").

     3. INDEMNITY BY ASSIGNOR. Assignor does hereby agree to indemnify, hold harmless and defend Assignee harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of or under the Assigned Property, to the extent arising prior to the date hereof.

     4. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all obligations of the owner under the Assigned Property arising from and after the date hereof.

     5. INDEMNITY BY ASSIGNEE. Assignee does hereby agree to indemnify, hold harmless and defend Assignor from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure of Assignee to perform or observe, and Assignee's performance and observance of, the obligations, duties, covenants, terms and conditions assumed by Assignee hereunder, to the extent arising from and after the date hereof.

     6. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

     7. DISPUTE. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     8. SUCCESSORS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

          ASSIGNOR:
                         -----------------------------------------
                         By:
                                -----------------------------
                         Name:
                                -----------------------------
                         Title:
                                -----------------------------


          ASSIGNEE:
                         --------------------------------------,

                         a ----------------------------------

                         By:
                                ------------------------------
                         Name:
                                ------------------------------
                         Title:
                                ------------------------------

                                    EXHIBIT E

                           ASSIGNMENT OF TENANT LEASES

     This ASSIGNMENT OF TENANT LEASES (the "ASSIGNMENT") is made and entered into this ______ day of ________________, 2003, by _____________________, a
Delaware limited liability company ("ASSIGNOR") and ___________________________, a _________________________ ("ASSIGNEE").

                                R E C I T A L S:

     A. Assignor and Assignee have entered into that certain Agreement of Purchase and Sale dated as of ______________, 2003 (the "PURCHASE AGREEMENT") relating to the sale of that certain tract of land together with the improvements thereon (the "PROPERTY") located at _________________________, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     B. In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this Assignment of Tenant Leases assigning all of Assignor=s right, title and interest in and to the items identified below to Assignee.

          NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

     1. RECITALS; DEFINED TERMS. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used in this Assignment and not defined herein but defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement.

     2. ASSIGNMENT BY ASSIGNOR. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to (i) the Tenant Leases listed on EXHIBIT B attached hereto and made part hereof, and (ii) the security deposits paid to and held by Assignor which have not been heretofore forfeited, credited or returned to the respective tenant, which security deposits hereby assigned are in the amounts as set forth on EXHIBIT B attached hereto.

     3. INDEMNITY BY ASSIGNOR. Assignor does hereby agree to indemnify, hold harmless and defend Assignee harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of and under the Tenant Leases, to the extent arising prior to the date hereof.

     4. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all obligations of the landlord under the Tenant Leases arising from and after the date hereof.

     5. INDEMNITY BY ASSIGNEE. Assignee does hereby agree to indemnify, hold harmless and defend Assignor from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure of Assignee to perform or observe, and Assignee's performance and observance of, the obligations, duties, covenants, terms and conditions assumed by Assignee hereunder, to the extent arising from and after the date hereof.

     6. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

     7. DISPUTE. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     8. SUCCESSORS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

          ASSIGNOR:
                         -----------------------------------------
                         By:
                                -----------------------------
                         Name:
                                -----------------------------
                         Title:
                                -----------------------------


          ASSIGNEE:
                         --------------------------------------,

                         a ----------------------------------

                         By:
                                ------------------------------
                         Name:
                                ------------------------------
                         Title:
                                ------------------------------

                                    EXHIBIT F

                                    RENT ROLL

                                 [SEE ATTACHED]

CORWEST PLAZA
NEW BRITAIN, CONNECTICUT

                   Square           Base             Base                        R.E.                       Lease          Rent
   Tenant          Footage          Rent           Rent PSF        Cam          Taxes       Insurance       Term           Comm.
---------------------------------------------------------------------------------------------------------------------------------
Stop & Shop        68,073      $  1,789,898.00   $      26.00                                            Twenty-five
Master Lease                                                                                                years
---------------------------------------------------------------------------------------------------------------------------------
Subway              1,500      $     18,702.00   $      12.47  $     1.50   $      2.50   $      0.20    Two years       11/13/00
---------------------------------------------------------------------------------------------------------------------------------
Mehran Loghmani     3,500      $     47,320.00   $      13.52  $     1.85   $      2.50   $      0.20    Two years       11/24/00
d/b/a  Video One
---------------------------------------------------------------------------------------------------------------------------------
Webster Bank        2,147      $     38,846.00   $      18.00  $     1.50   $      2.50   $      0.20    Five years       11/6/00
---------------------------------------------------------------------------------------------------------------------------------
Rent-A-Center       6,988      $    104,820.00   $      15.00  $     1.69   $      2.50   $      0.20    Five years       1/17/01
                                                                                                         three mos.
---------------------------------------------------------------------------------------------------------------------------------
Papa Gino's         3,000      $     60,000.00   $      20.00  $     1.73   $      2.50   $      0.23    Ten years         5/1/01
---------------------------------------------------------------------------------------------------------------------------------
American            1,553      $     27,954.00   $      16.00  $     1.73   $      2.50   $      0.23    Five years       4/30/01
Wireless d/b/a
SNET Wireless
---------------------------------------------------------------------------------------------------------------------------------
Frazier's II        2,100      $     37,800.00   $      18.00  $     1.73   $      2.50   $      0.23    Ten years         7/1/01
Cleaners &
Laundromat
---------------------------------------------------------------------------------------------------------------------------------
Cortin Avenue      12,150      $    315,900.00   $      26.00  $     1.50   $      2.50   $      0.20   Twenty years       8/1/00
CVS
---------------------------------------------------------------------------------------------------------------------------------
Liquor Depot       14,000      $    196,000.00   $      14.00  $     1.50   $      2.50   $      0.20    Ten years         8/3/00

=================================================================================================================================
TOTAL            [ILLEGIBLE]       [ILLEGIBLE]    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------------

                      Lease                          Renewal
   Tenant              Exp.                          Options
---------------------------------------------------------------------------------
Stop & Shop                      Thirteen (13) five-year options @ $0.50 psf
Master Lease                     increase each renewal period
---------------------------------------------------------------------------------
Subway                 8/31/02   Five (5) two-year options @ lesser of 7% or
                                 increase in the CPI
---------------------------------------------------------------------------------
Mehran Loghmani        9/30/02   Three (3) three-year options @ 4% increases per
d/b/a  Video One                 each year in each extension period
---------------------------------------------------------------------------------
Webster Bank          11/30/06   Two (2) five-year options @ $18.63 1st renewal
                                 term; $20.50 2nd renewal term
---------------------------------------------------------------------------------
Rent-A-Center          4/30/08   One (1) five-year option @ $16.67
---------------------------------------------------------------------------------
Papa Gino's            2/28/11   Two (2) five-year options @ $26.45 1st renewal
                                 term; $30.40 2nd renewal term
---------------------------------------------------------------------------------
American               6/13/06   One (1) five-year option @ $20.00 psf
Wireless d/b/a
SNET Wireless
---------------------------------------------------------------------------------
Frazier's II          10/30/11    Two (2) five-year options @ $23.00 1st renewal
Cleaners &                       $26.45 2nd renewal term
Laundromat
---------------------------------------------------------------------------------
Cortin Avenue          1/31/22    Four (4) five-year options @ $28.60 1st renewal
CVS                               term; $30.32 2nd renewal; $32.13 3rd renewal
                                 $34.05 4th renewal
---------------------------------------------------------------------------------
Liquor Depot            8/2/10    Two (2) five-year options @ $18.00 1st renewal
                                 $20.00 2nd renewal
=================================================================================
TOTAL              [ILLEGIBLE]   [ILLEGIBLE]
---------------------------------------------------------------------------------

                                    EXHIBIT G

                                    CONTRACTS

     1.   Landscape Agreement with Quality Landscaping.
     2.   Parking Lot Sweeping Agreement with Litterbug, Inc.

                                    EXHIBIT H

                                    LICENSES

     1.   Certificates Of Occupancy

                                   APPENDIX A

CONTRACTS:          All written and oral: (i) management, leasing, service,
                    construction, architect, development, maintenance, operating, repair and other contracts, agreements and commitments (excluding the Leases) in any way relating to or binding upon the Premises or any part thereof; (ii) equipment leases and all rights and options of the Seller thereunder relating to equipment or property located in or upon the Premises or used in connection therewith; and (iii) guarantees and warranties in effect with respect to the Premises or any portion thereof.

HAZARDOUS           The term "Hazardous Materials" shall mean any substance,
MATERIALS:          material, waste, gas or particulate matter which is
                    regulated by any governmental authority, including, but not limited to, any material or substance which is (i) defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" under any Legal Requirements, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl,
                    (v) radioactive material, (vi) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. {1251 et seq. (33 U.S.C. {1317), (vii) defined as a "hazardous waste" pursuant to Section 1004 of the Resource
                    Conservation and Recovery Act, 42 U.S.C. {6901 et seq. (42
                    U.S.C. {6903), or (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental
                    Response, Compensation, and Liability Act, 42 U.S.C. {9601 et seq. (42 U.S.C. {9601).

INTANGIBLE          All logos, designs, trade names, trademarks, service marks,
PERSONAL            copyrights and other intellectual property, if any, owned
PROPERTY:           and used by the Seller in connection with the ownership and operation of the Premises or any part thereof, together with the goodwill of the business appurtenant thereto, including, without limitation, the name "Cor-West Plaza", and any other name or names by which the Premises is commonly known.

LEGAL               All laws, statutes, codes, acts, ordinances, orders,
REQUIREMENTS:       judgments, decrees, injunctions, rules, regulations,
                    permits, licenses, authorizations, order, directions and requirements of all governments and governmental authorities having jurisdiction of the Seller and/or the Premises
                    (including, for purposes hereof, any local Board of Fire
                    Underwriters), and the operation thereof.

LEASES: The occupancy leases and other agreements (including any and all amendments thereto and guaranties thereof) identified and described in Exhibit C to this Agreement and otherwise entered into in accordance with (and not in violation of) the terms of this Agreement.

LICENSES:           All licenses, franchises, certifications, authorizations,
                    approvals and permits, if any, issued or approved by any governmental authority and relating to Seller's operation, ownership and maintenance of the Premises or any part thereof.

PERMITTED           The Permitted Encumbrances and any other matters of
TITLE EXCEPTIONS:   record or that would be shown by an accurate survey of the
                    Premises that are not objected to by the Purchaser, or that the Seller elects not to remove, pursuant to Paragraph 7 of the Agreement.

SURVEY: Current as-built survey of the Premises prepared by a surveyor licensed by the State of Connecticut and certified to Purchaser, Purchaser's lender, if any, the Title Insurer and such other parties as Purchaser shall designate, to be prepared in accordance with the Accuracy Standards and Minimum Standard Detail Requirements for ALTA-ACSM Land Title Surveys as adopted by the American Land Title Association, the American Congress on Surveying and Mapping, and the National Society of Professional Surveyors in 1999, and prepared in accordance with the items set forth in the Surveyor's Certificate attached hereto as Appendix A-1. The Survey also shall include and depict the following matters:
                    (a) zoning classification of the Premises and all uses permitted under such zoning classification; (b) all zoning and recorded setback requirements and building height requirements; (c) zoning parking requirements (including handicapped requirements); (d) height and square footage of all buildings located upon the Premises; (e) number and size of parking spaces (including handicapped, all of which must be shown on the plat as striped; (f) meters and bounds legal description of the Premises; (g) list of all title exceptions referenced in the Title Commitment; (h) all matters referenced in the Title Commitment must be accurately depicted on the plat, or, if not plottable, the surveyor should indicate the same; (i) a statement from the surveyor that the Premises has access to publicly dedicated roadways, and identifying such roadways by name; (j) a list of any encroachments from the Premises onto adjacent property, from adjacent property in the Premises, and of any building or other structures on the Premises onto or over any easements that encumber the Premises or any building/setback lines; (k) a list of all tax parcel identification numbers relating to the Premises (together with a statement that such parcel numbers constitute all of the parcel numbers related to the Premises and such parcel numbers do not relate to any other property); and (l) a statement that the property depicted on the Survey is the same property described in the Title Commitment.

TANGIBLE            All machinery, equipment, fixtures, furnishings and
PERSONAL PROPERTY:  other tangible personal property owned by the Seller and situated in or upon and used in connection with the operation or maintenance of the Premises or any part thereof, and all replacements, additions or accessories thereto between the date hereof and the Closing Date, but excluding personal property owned by the tenants under the Leases.

TITLE COMMITMENT:   A commitment for an ALTA Owner's Title Insurance Policy for the Premises issued by the Title Insurer in the full amount of the Purchase Price, covering title to the Premises on or after the date hereof, showing Seller as owner of the Premises in fee simple, and providing for full extended coverage over all general title exceptions contained in such policies and containing the following special endorsements
                    (collectively, the Special Title Endorsements); Zoning
                    Endorsements 3.1 (amended to include parking) owner's comprehensive, access, survey (legal description equivalency), separate tax parcel, contiguity (if applicable), waiver of credit's rights, environmental protection lien, encroachment (if applicable), utility facility, subdivision, location, deletion of the arbitration provision, and any other endorsements required by Purchaser or Purchaser's lender, if any (collectively, the "Special
                    Title Endorsements").

TITLE POLICY:       A final owner's title insurance policy (or marked commitment therefore with the unconditional agreement of the Title
                    Insurer to issue the final Title Policy) pursuant to which the Title Insurer insures fee simple title (including any easements and rights appurtenant to the Premises) in Purchaser or its nominee, as the case may be, in the amount of the Purchaser Price, subject only to the Permitted Title
                    Exceptions and containing the Special Title Endorsements and any endorsements providing insurance over any Title/Survey
                    Objection.

                                   EXHIBIT A-1

                             SURVEYOR'S CERTIFICATE

CERTIFIED TO:  Inland Real Estate Acquisitions, Inc., its successors and assigns
               Chicago Title Insurance Company

The undersigned does hereby certify that (i) this survey was made upon the ground of the property reflected hereon on ____________, 2003 under my supervision, for the benefit of and reliance by Inland Real Estate Acquisitions, Inc., its successors and assigns, [Name of the individual property owner], its successors and assigns, Chicago Title Insurance Company, and correctly shows and represents the property reflected hereon (including the gross square footage thereof) and the locations of all buildings, structures and other improvements (including the gross square footage thereof) and visible items (including all parking spaces (and a count thereof) located upon the property and the sizes of such parking spaces) and known utilities located thereon, and the relation of all such buildings, structures and other improvements to the property lines of the property reflected hereon; (ii) the description of the property contained hereon is correct and the physical evidence of boundary lines and lines of possession or occupancy have been shown and proper notation made where in conflict with the legal description, and such boundary lines "close" by engineering calculations; (iii) the property reflected hereon has physical and legal access to and from a dedicated public roadway, and the public roads, highways, streets and alleys running adjacent to or upon the property reflected hereon are shown; (iv) except as shown hereon, there are no discrepancies, conflicts, shortages in area, encroachments (from the property reflected hereon onto any adjacent property, including streets, roadways and alleys, and/or from any adjacent property, including streets, roadways and alleys, onto the property reflected hereon), visible improvements, overlapping of improvements, set-back and/or building lines, easements (and no evidence on the ground of use of the property that might suggest a possible claim of easement), rights-of-way, drainage ditches, power lines or roadways that affect the property reflected hereon, or, to the undersigned's knowledge, after diligent inquiry, platted utilities that affect the property reflected hereon; (v) there are no gaps, gores, or overlaps between parcels or roads, highways, streets, or alleys and all parcels that comprise the property reflected hereon are contiguous; (vi) the property reflected hereon is a separate tax lot; (vii) all utilities for the operation of the property reflected hereon are available at the lot lines, enter said tract through said tract at adjoining public streets and do not run through or under any buildings or improvements not located on the property reflected hereon; (viii) there are no violations of zoning ordinances, restriction or other regulations with reference to the location of all buildings, structures and improvements situated on the property reflected hereon and the number and configuration of parking spaces; (ix) the gross and net areas (both acreage and square footage) shown hereon are correct and there are no boundary line discrepancies and no deficiencies in the quantity of the land described in the legal description of the property reflected; (x) this property lies in Flood Zone _________ according to Flood Insurance Rate Maps for the City of ________, Community Panel No. ______________, dated _____________ and issued by the Federal Emergency Management, and (xi) this survey conforms with the "Minimum Standard Detail Requirements of ALTA/ACSM Land Title Surveys", jointly established and adopted by American Land Title Association ("ALTA") and American Congress on Surveying and Mapping ("ACSM") in 1999, and includes Table "A" items 1, 2, 3, 4, 6, 7(a)-(c), 8, 9, 10, 11(a) and (b), 13, 14, 15 and 16 therein.
This Survey correctly shows (i) the zoning classification of the Property, (ii) the permitted uses within such classification, (iii) the parking requirements of the zoning code applicable to the subject property, and (iv) the source of such information. Pursuant to the Accuracy Standards as adopted by ALTA and ACSM and in effect on the date of this certification, the undersigned further certifies that proper field procedures, instrumentation and adequate survey personnel were employed in order to achieve results comparable to those outlined in the "Minimum Angle, Distance and Closure Requirements for Survey Measurements Which Control Land Boundaries for ALTA/ACSM Land Title Surveys." [Surveyor's Name]

By:
   ----------------------------
Date:
     --------------------------
Registered Land Surveyor No.
                            -----------
Date of Survey:
               ------------------------

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